BOND FUNDS      |      MULTI-ASSET FUND      |      STOCK FUNDS

                                  MASON STREET
                                     FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 1999

This report is submitted for the general information of shareholders of Mason Street Funds/R. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

                                                                  MARCH 31, 1999

LETTER TO SHAREHOLDERS

(PHOTO)

JAMES D. ERICSON

The last year has been a period of extremes, with very high returns in a few favored market sectors and lackluster or poor performance in others. Returns also varied significantly over time within the 12-month period. A period of strength in both stock and bond markets in the first half of 1998 was followed by a significant correction in the September quarter. The major equity averages began to rise again in the last months of 1998, and this trend has continued in the first quarter of 1999. Bond markets were unusually volatile during much of 1998, especially during the third quarter, when a barrage of concerns caused liquidity to evaporate; calmer conditions have prevailed in the first quarter of 1999. For many long-term market observers, a worrisome aspect of the stock market gains over the last year is that they are concentrated in a narrow group of issues, notably high-tech issues and a few large-capitalization growth stocks.

As expected, performance of the Mason Street Funds/R was affected by these market trends, with the best performance delivered by the Funds that invest in large-capitalization equities. Throughout this period of turbulence, each of the Funds has remained true to its stated investment strategies.

In the economy, as in the stock and bond markets, the ongoing growth, though encouraging, is narrowly based, driven almost entirely by U.S. consumers. Consumer spending accounted for more than 80% of the economy's growth in 1998, and consumers show no signs of slowing their pace of spending. With low unemployment, negligible inflation, readily available credit, and increasing wealth from rising stock prices, it is no surprise that consumer confidence is strong and rising. Other areas of the economy that bear watching are foreign trade and business investment. But none of these has as powerful an effect on the economy as consumer spending, which accounts for two-thirds of the gross domestic product.

A major message to be drawn from the continued positive trends is that the U.S. economy and American investors are highly resilient. Throughout 1998, sagging Asian economies held down demand for industrial goods, impacting earnings growth of U.S. multinationals. Credit problems in Asia, Russia and Latin America created problems for large international investors and multinational banks. Forecasters warned of unpleasant possibilities, including inflation that would drive up interest rates, or deflation that could lead to recession. Nonetheless, consumers maintained their confident posture, maintaining economic growth by continuing to buy houses, cars and a variety of other goods.

In the early months of 1999, external woes seem to be subsiding, as economies in Asia and Latin America have begun to stabilize. Earnings reports for the first quarter of 1999 are stronger than those for the last quarter, aided by increasing productivity, which is very positive for long-term corporate profitability. This year, as in the last three years, forecasters began the year with expectations of a slowdown; early forecasts called for real growth of around 2% for the year. With continued positive economic news and Federal Reserve policy that seems to favor growth, forecasts are beginning to edge upward. While it seems highly unlikely that last year's growth pace of more than 4% can be matched, early predictions now look overly pessimistic.

Stock and bond markets, however, are far more difficult to predict, especially now that stock prices, especially in the technology sector, seem to be driven more by excitement than by realistic earnings projections. We caution investors not to expect that the huge returns enjoyed by investors in some market sectors can continue indefinitely. Markets do fluctuate; this is a reality of investing. With the economy and the stock market increasingly interdependent, a slump in the equity market could have a significant negative effect on consumer spending and therefore on overall economic growth. We continue to enjoy the current favorable environment, while placing our major focus on investing the assets of each Mason Street Fund for the long-term in line with its stated objectives. We urge you to maintain a long-term view as well.

We thank you for selecting Northwestern Mutual's Mason Street Funds/R, and we look forward to investing for you for many years.

Mason Street Funds/R

/s/James D. Ericson

JAMES D. ERICSON
President

                      M A S O N   S T R E E T   F U N D S

TABLE OF CONTENTS

PERFORMANCE SUMMARY                                        3
------------------------------------------------------------
OVERVIEW AND OUTLOOK                                       4
------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                               6
------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                  9
------------------------------------------------------------
GROWTH STOCK FUND                                         13
------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                              17
------------------------------------------------------------
INDEX 500 STOCK FUND                                      20
------------------------------------------------------------
ASSET ALLOCATION FUND                                     27
------------------------------------------------------------
HIGH YIELD BOND FUND                                      33
------------------------------------------------------------
MUNICIPAL BOND FUND                                       38
------------------------------------------------------------
SELECT BOND FUND                                          41
------------------------------------------------------------
FINANCIAL STATEMENTS                                      46
------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                             73
------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                         77
------------------------------------------------------------
DIRECTORS AND OFFICERS                                    78
------------------------------------------------------------

                                                        MARCH 31, 1999

PERFORMANCE SUMMARY


For the Periods Ended March 31, 1999

CLASS A - WITHOUT INITIAL SALES CHARGE

                              Aggressive International           Growth and               Asset
Total Return<F1>                Growth      Equity     Growth      Income   Index 500  Allocation  High Yield   Municipal   Select
  (as of 3/31/99)             Stock Fund     Fund    Stock Fund  Stock Fund Stock Fund     Fund     Bond Fund   Bond Fund  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                          -3.78%     -8.85%     18.36%     11.09%      17.88%      6.41%     -7.87%      6.42%       4.60%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>               45.84%     -1.38%     71.73%     57.64%      72.51%     36.74%     13.28%     18.91%      17.26%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized                      20.77%     -0.69%     31.04%     25.55%      31.34%     16.94%      6.43%      9.04%       8.29%
------------------------------------------------------------------------------------------------------------------------------------

CLASS A<F3> - WITH INITIAL SALES CHARGE

                              Aggressive International           Growth and               Asset
Total Return<F1>                Growth      Equity     Growth      Income   Index 500  Allocation  High Yield   Municipal   Select
  (as of 3/31/99)             Stock Fund     Fund    Stock Fund  Stock Fund Stock Fund     Fund     Bond Fund   Bond Fund  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                          -8.33%    -13.20%     12.77%      5.82%      12.27%      1.39%    -12.26%      1.33%      -0.39%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>               38.90%     -6.08%     63.55%     50.13%      64.29%     30.23%      7.88%     13.24%      11.68%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized                      17.86%     -3.09%     27.89%     22.53%      28.18%     14.12%      3.87%      6.42%       5.68%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                              Aggressive International           Growth and               Asset
Total Return<F1>                Growth      Equity     Growth      Income   Index 500  Allocation  High Yield   Municipal   Select
  (as of 3/31/99)             Stock Fund     Fund    Stock Fund  Stock Fund Stock Fund     Fund     Bond Fund   Bond Fund  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                          -4.35%     -9.36%     17.66%     10.41%      17.17%      5.77%     -8.58%      5.72%       3.91%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>               44.04%     -2.58%     69.58%     55.63%      70.42%     35.06%     11.61%     17.28%      15.69%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized                      20.02%     -1.30%     30.22%     24.75%      30.55%     16.21%      5.65%      8.29%       7.56%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B<F4> - WITH CONTINGENT DEFERRED SALES CHARGE

                              Aggressive International           Growth and               Asset
Total Return<F1>                Growth      Equity     Growth      Income   Index 500  Allocation  High Yield   Municipal   Select
  (as of 3/31/99)             Stock Fund     Fund    Stock Fund  Stock Fund Stock Fund     Fund     Bond Fund   Bond Fund  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                          -8.12%    -12.79%     13.66%      6.58%      13.17%      1.77%    -11.83%      1.72%       0.03%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception<F2>               41.04%     -5.29%     66.58%     52.63%      67.42%     32.06%      8.98%     14.28%      12.79%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized                      18.76%     -2.68%     29.06%     23.54%      29.39%     14.92%      4.39%      6.90%       6.20%
------------------------------------------------------------------------------------------------------------------------------------



<F1> Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F2> Inception date is March 31, 1997.

<F3> Class A performance reflects the maximum sales charge of 4.75%.

<F4> Class B performance reflects a contingent deferred sales charge (CDSC) of
     4% for One Year and 3% for Since Inception.

                      M A S O N   S T R E E T   F U N D S

OVERVIEW AND OUTLOOK

------------
THE ECONOMY
------------
The current period of economic growth in the United States has now been in place since 1991, and there are few signs that growth is abating. A 6.1% surge in the gross domestic product in the fourth quarter pushed real growth for the full year 1998 up to 4.3%. Highly encouraging is improving productivity, which increased 4.5% for 1998. Productivity gains, which today are dependent largely on technology, are especially beneficial because they enable profits to rise without price increases.

Inflation reports reveal little in the way of pricing pressures. The Consumer Price Index is up a remarkably low 1.6% in the last 12 months, and the Producer Price Index is up only 0.5% since a year ago. Despite a recent surge in oil prices, inflation should remain modest this year, and the Fed is not expected to increase interest rates unless definitive signs of higher inflation appear.

Barring unexpected shocks, a year from now this expansion could surpass that of the 1960s, when growth was fueled in part by the war in Vietnam and public spending programs of the Great Society. If that happens, we will experience the longest boom in the nation's history.

ECONOMIC GROWTH AND INFLATION

               % Change
               --------
Year       REAL GDP    CPI-U
----       --------    -----
1988         3.8%      4.4%
1989         3.4%      4.6%
1990         1.3%      6.1%
1991        -1.0%      3.1%
1992         2.7%      2.9%
1993         2.3%      2.7%
1994         3.5%      2.7%
1995         2.0%      2.5%
1996         2.2%      3.3%
1997         3.8%      1.9%
1998         4.3%      1.7%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

------------------
THE EQUITY MARKET
------------------
The equity market continued to rise during 1998 and early 1999. For the 12 months ended March 1999, total return from the Standard & Poor's 500/R Index was 18.37%. At the end of March 1999, the Dow Jones Industrial Average broke through the symbolic 10,000 level.

These record-breaking market averages, which are perhaps overly prominent in the news, mask the extreme narrowness of the market's strength. Large-capitalization stocks in the "growth" category - rapidly expanding companies in technology and a few other fields - continue to rise, while smaller-capitalization issues are flat or lower. Seemingly cheap "value" stocks are also out of favor. According to Morningstar, which tracks performance of mutual funds, funds with "growth and income" objectives, which tend to use a value-oriented investment style, posted returns averaging 6.82% over the last 12 months, less than half of the S&P 500/R Index. Over the same period, the average small-cap fund had a negative 15.29% return.

Besides the market's narrowness, another area for concern is its increasing volatility. Both the Dow Jones Industrial Average and the S&P 500/R Index rose or fell by 1% or more on approximately one-third of all trading days in 1998. In the first quarter of 1999, volatility has become even more pronounced, matching 1974, which was the most volatile period since World War II. Historically, the market has risen or fallen by 1% or more on an average of 20% of trading days, as measured by the S&P 500/R Index in years after 1926 and the Dow Jones Industrial Average back to 1887.

ANNUAL TOTAL RETURNS FROM S&P 500/R INDEX

Calendar
 Years
 -----
 1988       16.6%
 1989       31.7%
 1990       -3.1%
 1991       30.5%
 1992        7.6%
 1993       10.1%
 1994        1.2%
 1995       37.4%
 1996       22.8%
 1997       33.4%
 1998       28.5%

Source: Standard & Poor's

                                                                  MARCH 31, 1999

----------------
THE BOND MARKET
----------------
The 12 months that ended in March 1999 were an extraordinary period for all segments of the bond market. In the early months of 1998, low inflation and continued strength in the domestic economy and stock markets were positive influences on the bond market. Then, as economies in emerging markets weakened, a move to the relative security of dollar-denominated assets helped drive interest rates lower. In the late summer, a deluge of bad news from abroad precipitated a sudden and dramatic flight to quality. The result was unusually high returns on U.S. Treasury securities, while bonds with any risk languished.

In the last months of 1998, a series of interest rate cuts by the Federal Reserve contributed to improved liquidity and better performance of investment-grade corporate bonds. During the first calendar quarter of 1999, signs of economic recovery in emerging markets and continued strength in the U.S. economy led to a reversal of last year's flight to quality, making treasury securities the worst performing class of bonds for the quarter. Investment-grade corporate bonds have performed relatively well in recent months, despite a modest increase in interest rates, as an expected economic slowdown failed to materialize and inflation remained low.

ANNUAL TOTAL RETURNS FROM  MERRILL LYNCH DOMESTIC MASTER INDEX

Calendar
 Years
 -----
 1988        8.0%
 1989       14.2%
 1990        9.1%
 1991       15.9%
 1992        7.6%
 1993       10.0%
 1994       -2.8%
 1995       18.5%
 1996        3.6%
 1997        9.7%
 1998        8.9%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

                      M A S O N   S T R E E T   F U N D S

-----------------------------
AGGRESSIVE GROWTH STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

 PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

 STRATEGY: To identify and invest in companies with above-average potential for growth.

 NET ASSETS:  $48.5 million
------------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of growth companies of medium- and small-market capitalizations. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Fund's performance was disappointing over the last year, a period characterized by extraordinarily narrow market leadership by large-company stocks and technology issues. During this period, medium- and small-capitalization stocks outside the technology sector have languished. The Fund did perform better than the two Wilshire indices used as benchmarks, mainly because of favorable stock selection.

The Fund's focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector is of secondary importance. However, opportunities tend to cluster in certain industry groups or sectors. The Fund's main concentration is in two sectors in which there are numerous companies with particularly promising prospects for growth, technology and consumer cyclicals. In the consumer area, the largest holdings are in retail companies, which are benefiting from continued strength in consumer spending. In technology, much of the focus has been on semiconductor companies, in recognition of the fact that these chips are included in nearly every new product created. Other holdings, such as Sanmina and Uniphase, provide components to growing sectors in the technology category.

SECTOR ALLOCATION
3/31/99

Technology                       39%
Consumer                         23%
Healthcare                       10%
Business Services                 8%
Finance                           6%
Energy                            4%
Capital Goods                     4%
Cash Equivalents                  4%
Transportation                    2%


TOP 10 HOLDINGS
3/31/99

Company                 % Net Assets
-------------------------------------
Sanmina Corporation             2.9%
Linens 'N Things, Inc.          2.8%
Uniphase Corporation            2.8%
Comverse Technology, Inc.       2.8%
Bausch & Lomb, Inc.             2.7%
Jabil Circuit, Inc.             2.7%
Knight/Trimark Group, Inc.      2.7%
Synopsys, Inc.                  2.4%
Microchip Technology, Inc.      2.4%
O'Reilly Automotive, Inc.       2.4%

                                                                  MARCH 31, 1999


PERFORMANCE RELATIVE TO RELEVANT INDICES


AGGRESSIVE GROWTH STOCK FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND CLASS A                   9,523    13,152    12,842    14,436    11,329    14,638    13,889
AGGRESSIVE GROWTH STOCK FUND CLASS B                  10,000    13,770    13,421    15,059    11,782    15,199    14,403
AGGRESSIVE GROWTH STOCK FUND CLASS B REDEMPTION VALUE                                                             14,103
WILSHIRE SMALL CAP INDEX                              10,000    13,503    12,815    14,644    10,730    12,767    12,662
WILSHIRE NEXT 1750 INDEX                              10,000    13,454    13,019    14,580    11,115    13,128    12,517



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
-------------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)         -3.78%              20.77%
-------------------------------------------------------------------------------
Wilshire Small Cap Index                        -13.53%              12.52%
-------------------------------------------------------------------------------
Wilshire Next 1750 Index                        -14.14%              11.88%
-------------------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests primarily in small- and medium-capitalization issues, the indices that best reflect the Fund's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index. The indices cannot be invested in directly and do not include sales charges.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are consumer non-durables, materials and services, and technology. Its average market capitalization is approximately $1.4 billion as of March 31, 1999.
The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $1.8 billion as of March 31, 1999. The largest sector weightings include technology, finance and utilities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

  SCHEDULE OF INVESTMENTS
                                                   Shares/Par      Market Value
--------------------------------------------------------------------------------
     COMMON STOCK (95.8%)
     BUSINESS SERVICES (7.6%)
<F1> Carriage Services, Inc.                           4,500          $68,063
     Cintas Corp.                                      8,900          581,838
<F1> The Corporate Executive
         Board Company                                 4,000          105,500
<F1> Interim Services, Inc.                           22,900          343,500
<F1> Metzler Group, Inc.                              16,900          530,237
<F1> NOVA Corporation                                 15,600          409,500
<F1> Robert Half International, Inc.                   6,050          198,516
<F1> SM&A Corporation                                 23,800          273,700
     Steiner Leisure, Ltd.                            25,900          796,425
     Stewart Enterprises, Inc.                        23,000          369,437
--------------------------------------------------------------------------------
     TOTAL                                                          3,676,716
--------------------------------------------------------------------------------

     CAPITAL GOODS (4.5%)
<F1> Ivex Packaging Corporation                       18,300          277,931
<F1> Jabil Circuit, Inc.                              31,800        1,287,900
     Kaydon Corporation                               11,600          335,675
<F1> Triumph Group, Inc.                              11,100          260,850
--------------------------------------------------------------------------------
     TOTAL                                                          2,162,356
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.5%)
<F1> Crown Castle International Co.                   13,300          239,400
-------------------------------------------------------------------------------

     CONSUMER CYCLICAL (16.5%)
<F1> 99 Cents Only Stores                             14,025          595,186
<F1> Abercrombie & Fitch Co.                           5,900          542,800
<F1> Catalina Marketing Corporation                   11,300          970,388
<F1> Dollar Tree Stores, Inc.                         12,600          389,813
     Galileo International, Inc.                      18,400          890,100
<F1> Getty Images, Inc.                               19,400          407,400
<F1> Kohl's Corporation                                8,900          630,787
<F1> Linens 'N Things, Inc.                           30,300        1,374,862
<F1> O'Reilly Automotive, Inc.                        25,600        1,145,600
<F1> Sonic Automotive, Inc.                           43,600          675,800
<F1> Tower Automotive, Inc.                           22,800          424,650
--------------------------------------------------------------------------------
     TOTAL                                                          8,047,386
--------------------------------------------------------------------------------

     CONSUMER STAPLES (6.1%)
<F1> American Italian Pasta Co. - Class A             19,000          475,000
<F1> American Tower Systems                            8,000          196,000
<F1> Chancellor Media Corp.                            9,100          428,838
<F1> Clear Channel Communications, Inc.               12,300          824,868
<F1> Infinity Broadcasting                             6,700          172,525
<F1> Lamar Advertising, Co.                           25,600          868,800
--------------------------------------------------------------------------------
     TOTAL                                                          2,966,031
--------------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     ENERGY (4.0%)
     Santa Fe International Corp.                     41,900         $783,006
     Transocean Offshore Inc.                         16,900          486,932
<F1> Weatherford International, Inc.                  25,000          653,125
--------------------------------------------------------------------------------
     TOTAL                                                          1,923,063
--------------------------------------------------------------------------------

     FINANCE (5.6%)
<F1> Affiliated Managers Group                        17,300          449,800
     Investors Financial Services Corp.               21,400          615,250
<F1> Knight/Trimark Group, Inc.                       19,200        1,286,400
<F1> Trammell Crow Company                            19,300          357,050
--------------------------------------------------------------------------------
     TOTAL                                                          2,708,500
--------------------------------------------------------------------------------

     HEALTHCARE (9.7%)
<F1> Alza Corporation                                  7,200          275,400
     Bausch & Lomb, Inc.                              20,000        1,300,000
<F1> Patterson Dental Company                         17,650          763,362
<F1> Pediatrix Medical Group, Inc.                     4,400          123,750
<F1> Province Healthcare                              16,900          312,650
<F1> PSS World Medical, Inc.                          24,200          213,263
<F1> Quintiles Transnational Corp.                    24,100          909,775
<F1> Sybron International Corporation                 32,500          812,500
--------------------------------------------------------------------------------
     TOTAL                                                          4,710,700
--------------------------------------------------------------------------------

     TECHNOLOGY (39.0%)
<F1> Acxiom Corporation                               20,000          530,000
<F1> CBT Group Public Limited Company                  1,100           12,581
<F1> CDW Computer Centers, Inc.                        5,300          365,700
<F1> Complete Business Solutions, Inc.                 3,200           62,800
<F1> Comverse Technology, Inc.                        15,700        1,334,500
<F1> Concord EFS, Inc.                                29,650          817,228
<F1> CSG Systems International, Inc.                  27,800        1,096,363
<F1> DST Systems, Inc.                                18,500        1,111,156
<F1> Etec Systems, Inc.                               17,300          509,268
<F1> Fiserv, Inc.                                     13,500          723,937
     Gemstar International Group Limited              13,600        1,023,400
<F1> Great Plains Software, Inc.                       9,300          359,794
     Infosys Technologies Limited                        700           30,188
<F1> iVillage, Inc.                                    7,400          743,700
<F1> Microchip Technology, Inc.                       33,800        1,170,325
<F1> Novellus Systems, Inc.                            5,200          286,650
<F1> Onemain.com, Inc.                                18,300          663,375
     Paychex, Inc.                                    11,900          564,506
<F1> Peregrine Systems, Inc.                          20,000          672,500
<F1> Qlogic Corporation                                8,500          570,563
<F1> Sanmina Corporation                              21,800        1,389,750
<F1> Semtech Corporation                              17,100          545,063
<F1> Synopsys, Inc.                                   22,000        1,182,500
<F1> Tellabs, Inc.                                     5,900          576,725

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Transaction Systems Architects, Inc.             18,200         $655,200
<F1> Uniphase Corporation                             11,800        1,358,475
     Vignette Corporation                              7,600          571,900
--------------------------------------------------------------------------------
     TOTAL                                                         18,928,147
--------------------------------------------------------------------------------

     TRANSPORTATION (2.3%)
<F1> Heartland Express, Inc.                           5,800           88,087
<F1> Jevic Transportation, Inc.                        7,500           48,281
<F1> Knight Transportation, Inc.                      29,050          562,844
<F1> Swift Transportation Co., Inc.                   16,050          415,294
--------------------------------------------------------------------------------
     TOTAL                                                          1,114,506
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            46,476,805
================================================================================

     MONEY MARKET INVESTMENTS                         (6.1%)
     AIRCRAFT ENGINES AND ENGINE PARTS (2.4%)
     General Electric Company,
        4.84%, 4/29/99                             1,200,000        1,195,483
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.2%)
     Federal Home Loan Mortgage Corp.,
        4.75%, 5/17/99                               100,000           99,393
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (1.6%)
     Quincy Capital Corporation,
        4.889%, 4/16/99                              800,000          798,370
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (1.9%)
     Household Finance Company,
        4.92%, 4/7/99                                900,000          899,262
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 2,992,508
================================================================================
     TOTAL INVESTMENTS (101.9%)
        (COST $40,826,422)<F2>                                     49,469,313
================================================================================
     OTHER ASSETS, LESS LIABILITIES (-1.9%)                         (933,628)
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $48,535,685
================================================================================

<F1> Non-Income Producing

<F2> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $40,835,557 and the net unrealized appreciation of investments based on that cost was $8,633,756 which is comprised of $11,207,375 aggregate gross unrealized appreciation and $2,573,619 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

 PORTFOLIO:  Primarily common stocks of companies in foreign countries.

 STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

 NET ASSETS:  $31.3 million
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

The year just ended was challenging for international investors, especially those with a value-based investment style such as Mason Street Funds'R International Equity Fund. Latin American and Asian markets were quite weak during most of 1998, reflecting economic problems in the areas, while most European markets experienced low inflation, moderate growth and buoyant markets. In Europe, as in the United States market, strong equity performance was concentrated in a few high market capitalization issues with very high multiples. While the Fund held many of these names at times, some were sold before they reached their peaks, as the Fund maintained its discipline of selling securities that appear overvalued. In a market environment that favored growth stocks, the Fund's focus on value was the primary reason the portfolio underperformed its benchmark.

The portfolio is concentrated in Europe, as it has been throughout the last year, with the greatest percentage of holdings in the U.K. An important contributor to performance was a large position in British Telecommunications. However, the portfolio held a smaller percentage of total assets in European stocks than the EAFE Index, and this hurt performance compared with the benchmark. Asian exposure increased during the period, and now represents 18% of total assets, compared with 12% a year ago. The greatest increase has been in Japan, where selected issues appear to be very good values, especially as the government and individual companies are beginning to adopt policies more conducive to creating shareholder value. In industry focus, a change is an increase in energy-related issues and utilities, while positions in more expensive banks and financial services companies have been scaled back.

The International Equity Fund is managed for Northwestern Mutual Investment Services, LLC by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
3/31/99

Europe                           37%
United Kingdom                   19%
Asia                             18%
Latin America                    11%
Australia/New Zealand             7%
North America                     5%
Non-equity Holdings               3%


TOP 10 HOLDINGS
3/31/99

COMPANY                 % NET ASSETS
-------------------------------------
Philips Electronics, Inc.       2.2%
Nycomed Amersham PLC            2.1%
Stora Enso Oyj                  2.0%
Merita Limited A                1.9%
YPF S.A., ADR                   1.8%
Unidanmark A/S, A, Registered   1.8%
AXA S.A.                        1.8%
Autoliv, Inc.                   1.8%
Zurich Versicherungs-
   Gesellschaft                 1.7%
Volvo AB, B Shares              1.6%

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO EAFE INDEX



INTERNATIONAL EQUITY FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A                      9,523    10,476     9,368    10,304     8,122     9,267     9,391
INTERNATIONAL EQUITY FUND CLASS B                     10,000    10,970     9,789    10,749     8,462     9,623     9,742
INTERNATIONAL EQUITY FUND CLASS B REDEMPTION VALUE                                                                 9,471
EAFE INDEX                                            10,000    11,234    10,362    11,893    10,326    12,468    12,651




TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)         -8.85%              -0.69%
--------------------------------------------------------------------------------
EAFE Index                                        6.36%              12.47%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 SCHEDULE OF INVESTMENTS
                                      Country     Shares/Par     Market Value
--------------------------------------------------------------------------------
     COMMON AND PREFERRED STOCK (96.2%)
     CAPITAL EQUIPMENT (9.6%)
     Alcatel, ADR                      France         11,400         $260,063
     Alcatel                           France          1,500          172,466
     BTR, PLC A                United Kingdom         72,494          327,676
     Granges AB                        Sweden          7,700          116,113
     Hong Kong Aircraft
        & Engineering               Hong Kong        135,000          198,592
     Philips Electronics, Inc.    Netherlands          8,600          700,520
     New Holland NV               Netherlands         15,000          153,750
     Rolls-Royce PLC           United Kingdom         77,700          331,765
     Sirti SPA                          Italy         39,300          233,356
     The Weir Group PLC        United Kingdom        126,200          502,181
--------------------------------------------------------------------------------
     TOTAL                                                          2,996,482
--------------------------------------------------------------------------------

     CONSUMER GOODS (12.2%)
     Autoliv, Inc.                     Sweden         14,400          540,900
     Fiat SPA Ord.                      Italy         84,920          280,540
     Fisher & Paykel
        Industries Ltd.           New Zealand         57,100          188,799
     Medeva PLC                United Kingdom        176,000          350,884
     Nycomed Amersham PLC      United Kingdom         75,525          644,949
     Ono Pharmaceutical
        Co., Ltd.                       Japan          9,000          363,253
     Sony Corporation                   Japan          3,700          342,101
     Tate & Lyle, PLC          United Kingdom         34,500          231,684
     Teva Pharmaceutical
        Industries Ltd., ADR           Israel          7,400          351,038
     Volvo AB, B shares                Sweden         19,600          513,657
--------------------------------------------------------------------------------
     TOTAL                                                          3,807,805
--------------------------------------------------------------------------------

     ENERGY (13.6%)
     Elf Aquitaine SA                  France          2,800          380,278
     Endesa S.A.                        Spain         13,900          350,851
     EVN Energie Versorgung           Austria          1,500          195,057
     Gener S.A., ADR                    Chile         12,500          229,687
     Hong Kong Electric
        Holdings Ltd.               Hong Kong        106,000          320,754
     Iberdrola S.A.                     Spain         31,000          459,175
     Korea Electric Power
        Corp., ADR          Republic of Korea         12,800          308,786
     National Power PLC        United Kingdom         60,400          464,849
     Petroleo Brasileiro
        S.A. - Petrobras               Brazil      1,339,000          185,820
<F1> Ranger Oil Limited                Canada         45,400          181,600
     Repsol S.A.                        Spain          5,800          298,682
     Thames Water              United Kingdom         21,083          320,608
     YPF S.A., ADR                  Argentina         17,700          558,656
--------------------------------------------------------------------------------
     TOTAL                                                          4,254,803
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999


                                      Country     Shares/Par     Market Value
--------------------------------------------------------------------------------
     FINANCE (22.8%)
     Australia & New Zealand
        Bank Group                  Australia         61,000         $441,071
     Axa China Region
        Limited                     Hong Kong        295,000          207,464
     AXA S.A.                          France          4,100          543,557
     Banco Bradesco S.A.               Brazil     27,950,000          149,936
     Banco Itau S.A.                   Brazil         94,000           47,959
     Bangkok Bank Public
        Company Limited              Thailand        131,300          269,136
     Banque Nationale de Paris         France          3,500          304,555
     Compagnie Financiere
        de Paribas                     France          3,000          334,892
     Deutsche Bank AG                 Germany          5,700          293,225
     Hang Lung Development          Hong Kong        133,000          161,326
     HSBC Holdings PLC              Hong Kong         12,400          390,423
     Industrial Credit & Inv.
        Corp. of India
        (144A), GDR                     India         17,000          105,825
     ING Groep N.V.               Netherlands          8,800          485,000
     Merita Limited A                 Finland        106,000          567,611
     The Nomura Securities
        Co., Ltd.                       Japan         38,000          397,872
     PartnerRe Ltd.                   Bermuda         11,500          465,750
<F2> Peregrine Investments
        Holdings Limited            Hong Kong         66,000                0
     Reinsurance Australia
        Corporation Limited         Australia        170,000          199,680
     Scor                                             France            6,000
     301,856
     Unibanco Uniao de Bancos          Brazil      1,579,000           61,687
     Unidanmark A/S, A,
        Registered                    Denmark          8,100          552,981
     XL Capital Ltd.                  Bermuda          5,500          334,125
     Zurich Versicherungs-
        Gesellschaft              Switzerland            820          524,654
--------------------------------------------------------------------------------
     TOTAL                                                          7,140,585
--------------------------------------------------------------------------------

     MATERIALS (9.8%)
     Agrium, Inc.                      Canada         22,700          208,556
     Akzo Nobel N.V.              Netherlands          7,400          274,024
     Bayer AG                         Germany          8,800          329,667
     Boehler-Uddeholm AG              Austria          4,584          220,522
     British Steel PLC         United Kingdom        217,100          443,338
     Grupo Mexico, B shares            Mexico         73,700          252,217
     Hepworth PLC              United Kingdom         58,200          157,370
     Minorco S.A., ADR             Luxembourg            850           14,450
     Pechiney S.A., A shares           France          9,300          336,349
     Pioneer International Ltd.     Australia        109,700          216,832
     Stora Enso Oyj                   Finland         61,000          605,872
--------------------------------------------------------------------------------
     TOTAL                                                          3,059,197
--------------------------------------------------------------------------------

                                      Country     Shares/Par     Market Value
--------------------------------------------------------------------------------
     MULTI-INDUSTRY (6.2%)
     Amer Group Ltd., A               Finland         13,000         $174,031
     Elementis PLC             United Kingdom         68,280          102,509
     Hicom Holdings Berhad           Malaysia         53,300           14,026
     Hutchinson Whampoa
        Limited                     Hong Kong         38,000          299,114
     Jardine Matheson
        Holdings                    Hong Kong         62,500          188,750
     Pilkington PLC            United Kingdom        290,500          389,232
     Swire-Pacific Limited,
        A shares                    Hong Kong         36,000          167,236
     Swire-Pacific Limited,
        B shares                    Hong Kong        296,000          204,347
     VEBA AG                          Germany          7,700          404,839
--------------------------------------------------------------------------------
     TOTAL                                                          1,944,084
--------------------------------------------------------------------------------

     SERVICES (22.0%)
     British Airways PLC       United Kingdom         49,000          341,517
     British Telecom           United Kingdom         19,240          314,629
<F1> Cable & Wireless Optus
        Limited                     Australia        116,160          269,213
     Compania Anonima
        Nacional Telefonos de
        Venezuela                   Venezuela          9,400          170,963
     Cia. de Telecomunicaciones
        de Chile S.A., ADR              Chile         13,100          308,669
     David Jones Ltd.               Australia         77,500           70,475
     Hong Kong
        Telecommunications Ltd.     Hong Kong        252,400          496,687
     KPN NV                       Netherlands         11,700          465,464
     Laidlaw Inc.                      Canada         46,965          272,984
     Marks & Spencer PLC       United Kingdom         51,800          339,500
     Mayne Nickless Ltd.            Australia         72,600          238,404
     Moebel Walther AG PFD            Germany          5,056           86,789
     News Corporation
        Limited, Pfd.               Australia         73,500          503,141
     Nippon Telegraph &
        Telephone Corporation
        (NTT)                           Japan             35          342,819
     The Peninsular and
        Oriental Steam
        Navigation Company     United Kingdom         23,000          335,274
     Philippine Long
        Distance Telephone
        Company, ADR              Philippines          6,000          155,250
     Pt Indostat, ADR               Indonesia         11,200          144,900
     SK Telecom Co.,
        Ltd., ADR           Republic of Korea         12,875          156,914
     Somerfield PLC            United Kingdom         40,000          205,016

                      M A S O N    S T R E E T   F U N D S

                                      Country     Shares/Par     Market Value
--------------------------------------------------------------------------------
     SERVICES (CONTINUED)
     South China Morning
        Post Ltd.                   Hong Kong        133,000          $75,085
<F1> Swisscom AG                  Switzerland            515          201,115
     Telecommunicacoes
        Brasileiras S.A.               Brazil          4,200          338,625
     Telefonica de Argentina
        S.A., ADR                   Argentina         10,500          317,625
     Telefonica del Peru S.A.,
        B shares, ADR                    Peru         17,500          223,125
     Telefonos de Mexico
        SA, ADR                        Mexico          7,600          497,800
--------------------------------------------------------------------------------
     TOTAL                                                          6,871,983
--------------------------------------------------------------------------------
     TOTAL COMMON AND
        PREFERRED STOCK                                            30,074,939
================================================================================

     MONEY MARKET INVESTMENTS (1.6%)
     PERSONAL CREDIT INSTITUTIONS (1.6%)
     Household Finance Company,
        4.92%, 4/7/99           United States        500,000          500,000
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                   500,000
================================================================================
     TOTAL INVESTMENTS (97.8%)
        (COST $32,304,254) <F3>                                    30,574,939
================================================================================
     OTHER ASSETS, LESS LIABILITIES (2.2%)                            686,735
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $31,261,674
================================================================================

<F1> Non-Income Producing

<F2> Defaulted Security

GDR - Global Depository Receipt

ADR - American Depository Receipt

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F3> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $32,304,254 and the net unrealized depreciation of investments based on that cost was $1,729,315 which is comprised of $3,362,108 aggregate gross unrealized appreciation and $5,091,423 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:
  Australia                    6.20%
  Finland                      4.31%
  France                       8.43%
  Hong Kong                    8.67%
  Japan                        4.63%
  Netherlands                  6.65%
  United Kingdom              18.56%
  Other                       42.55%
-------------------------------------
  TOTAL                      100.00%
=====================================

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

------------------
GROWTH STOCK FUND
------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

 PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

 STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

 NET ASSETS:  $52.6 million
--------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large- to medium-capitalization with strong financial characteristics and the ability to generate internal growth. Thorough analysis of the economy is used to identify industries likely to benefit from current and emerging trends. Stock selection is made through "top down" analysis, beginning with industry and market sector choices. Within the sectors identified as having strong prospects for growth, the most promising companies are selected as holdings. The Fund remains close to fully invested, with S&P 500/R Index futures contracts used at times to maintain the desired degree of market exposure.

The Growth Stock Fund has performed quite well over the past year, in part because of its overall emphasis on the large-capitalization growth companies that have led the equity market's continued rise. Relative to the S&P 500/R Index, the Fund is overweighted in consumer staple and consumer cyclical stocks, especially retailers, which have performed well as optimistic consumers have used expanding disposable income to maintain their spending spree. An increase in technology holdings over the last six months has contributed to performance, as this sector has continued its explosive growth. Several recent new holdings have been in the communication services industry, which is experiencing growth as a result of increased data traffic over the Internet.

Shareholders of the Fund have also benefited from its relatively low turnover of holdings, which helps them avoid paying capital gains taxes. Over the last year, the Fund's turnover has been 32%, compared with turnover of more than 100% for the universe of large-cap growth stock funds analyzed by Morningstar.

SECTOR ALLOCATION
3/31/99

Consumer Staples                 16%
Technology                       16%
S&P 500/R Index Futures          13%
Consumer Cyclical                12%
Healthcare                        8%
Basic Materials/Capital Goods     8%
Finance                           7%
Cash Equivalents                  6%
Communication Services            5%
Other Industries                  5%
Energy                            4%


TOP 10 HOLDINGS
3/31/99

Company                 % Net Assets
-------------------------------------
Microsoft Corporation           2.9%
MCI WorldCom, Inc.              2.7%
General Electric Company        2.6%
Walgreen Co.                    2.6%
Fiserv, Inc.                    2.4%
International Business
   Machines Corporation         2.3%
Kohl's Corporation              2.2%
Cisco Systems, Inc.             2.2%
Harley-Davidson, Inc.           1.9%
Wal-Mart Stores, Inc.           1.9%

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO S&P 500/R INDEX


GROWTH STOCK FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND CLASS A                              9,523    11,828    12,239    13,817    12,778    15,602    16,354
GROWTH STOCK FUND CLASS B                             10,000    12,308    12,779    14,412    13,292    16,203    16,957
GROWTH STOCK FUND CLASS B REDEMPTION VALUE                                                                        16,657
S&P 500 INDEX                                         10,000    12,618    12,977    14,787    13,747    16,675    17,503



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)         18.36%              31.04%
--------------------------------------------------------------------------------
S&P 500/R Index                                  18.37%              32.30%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.


 SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     COMMON STOCK (81.3%)
     BASIC MATERIALS (1.3%)
     Ecolab, Inc.                                     19,000         $674,500
--------------------------------------------------------------------------------

     CAPITAL GOODS (7.0%)
     AlliedSignal, Inc.                                7,300          359,068
     Avery Dennison Corporation                       13,800          793,500
     General Electric Company                         12,400        1,371,750
<F1> Republic Services, Inc.                          10,900          176,444
     Tyco International Ltd.                           9,500          681,625
     Waste Management, Inc.                            7,200          319,500
--------------------------------------------------------------------------------
     TOTAL                                                          3,701,887
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (5.2%)
     AT&T Corp.                                       11,952          953,918
     GTE Corporation                                   6,500          393,250
<F1> MCI WorldCom, Inc.                               15,748        1,394,682
--------------------------------------------------------------------------------
     TOTAL                                                          2,741,850
--------------------------------------------------------------------------------

     CONSUMER CYCLICAL (11.8%)
     Borg-Warner Automotive, Inc.                      3,600          172,124
     Centex Corporation                                4,900          163,538
     Dayton Hudson Corporation                         7,500          499,688
     Ford Motor Company                                6,800          385,900
     Harley-Davidson, Inc.                            17,700        1,017,750
<F1> Kohl's Corporation                               16,400        1,162,350
     Lennar Corporation                                5,200          116,350
     The New York Times Company                       19,400          552,900
     Servicemaster Co.                                25,500          517,969
     Tribune Company                                   9,400          615,113
     Wal-Mart Stores, Inc.                            11,000        1,014,063
--------------------------------------------------------------------------------
     TOTAL                                                          6,217,745
--------------------------------------------------------------------------------

     CONSUMER STAPLES (16.3%)
     Anheuser-Busch Companies, Inc.                    7,400          563,787
     Benckiser N.V.                                    5,800          322,625
     Campbell Soup Company                             6,500          264,469
     The Dial Corporation                             15,200          522,500
<F1> Keebler Foods Company                            22,700          828,550
     McDonald's Corporation                           17,600          797,500
     Newell Rubbermaid, Inc.                          11,100          527,250
     PepsiCo, Inc.                                    18,000          705,375
<F1> The Pepsi Bottling Group, Inc.                   16,900          366,519
     Philip Morris Companies, Inc.                     9,600          337,800
     Procter & Gamble Company                          6,900          675,769
     The Quaker Oats Company                           5,900          369,119
     Unilever, N.V.                                    9,100          604,581
     Walgreen Co.                                     48,200        1,361,650
     The Walt Disney Company                          10,000          311,250
--------------------------------------------------------------------------------
     TOTAL                                                          8,558,744
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     ENERGY (4.4%)
     BP Amoco PLC                                      5,900         $595,530
     Chevron Corporation                               1,700          150,344
     Conoco, Inc.                                     14,500          356,156
     Exxon Corporation                                 5,800          409,263
     Mobil Corporation                                 3,100          272,800
     Schlumberger Limited                              2,500          150,469
     Tosco Corporation                                 9,400          233,238
     Transocean Offshore Inc.                          5,000          144,063
--------------------------------------------------------------------------------
     TOTAL                                                          2,311,863
--------------------------------------------------------------------------------

     FINANCE (6.7%)
     Ambac Financial Group, Inc.                       4,500          243,000
     Associates First Capital Corporation              6,200          279,000
     The Bank of New York Company, Inc.               12,700          456,406
     BankAmerica Corporation                           3,000          211,875
     Chase Manhattan Corporation                       8,400          683,025
     Citigroup, Inc.                                   4,950          316,181
     Fifth Third Bancorp                               6,700          441,781
     First Union Corporation                           1,800           96,188
     Morgan Stanley Dean Witter & Co.                  7,700          769,519
--------------------------------------------------------------------------------
     TOTAL                                                          3,496,975
--------------------------------------------------------------------------------

     HEALTHCARE (8.3%)
     Bristol-Myers Squibb Company                     10,800          694,574
     Eli Lilly & Company                               5,200          441,350
<F1> Guidant Corporation                               6,000          363,000
     Johnson & Johnson                                 5,800          543,388
     Medtronic, Inc.                                   9,200          660,100
     Merck & Co., Inc.                                 7,200          577,350
     Pfizer, Inc.                                      4,100          568,875
     Pharmacia & Upjohn, Inc.                          3,700          230,788
     Warner-Lambert Company                            4,400          291,225
--------------------------------------------------------------------------------
     TOTAL                                                          4,370,650
--------------------------------------------------------------------------------

     TECHNOLOGY (16.0%)
<F1> America Online, Inc.                              2,000          292,000
<F1> Cisco Systems, Inc.                              10,350        1,133,972
     Electronic Data Systems Corporation               8,800          428,450
<F1> EMC Corporation                                   1,700          217,175
<F1> Fiserv, Inc.                                     23,550        1,262,869
     Hewlett-Packard Company                           5,200          352,625
     Intel Corporation                                 5,200          619,450
     International Business
        Machines Corporation                           6,800        1,205,300
     Lucent Technologies, Inc.                         4,600          495,650
<F1> Microsoft Corporation                            17,200        1,541,550
     Northern Telecom Limited                          4,200          260,925
<F1> Sun Microsystems, Inc.                            2,000          249,875
     W.W. Grainger, Inc.                               8,500          366,031
--------------------------------------------------------------------------------
     TOTAL                                                          8,425,872
--------------------------------------------------------------------------------

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TRANSPORTATION (2.9%)
<F1> AMR Corporation                                   3,800         $222,538
<F1> FDX Corporation                                   3,700          343,406
<F1> Midwest Express Holdings, Inc.                   12,750          374,531
     Southwest Airlines Co.                           19,800          598,950
--------------------------------------------------------------------------------
     TOTAL                                                          1,539,425
--------------------------------------------------------------------------------

     UTILITIES (1.4%)
     Enron Corporation                                11,000          706,750
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            42,746,261
================================================================================

     MONEY MARKET INVESTMENTS (19.4%)
     AIRCRAFT ENGINES AND ENGINE PARTS (2.5%)
     General Electric Company,
        4.85%, 4/29/99                             1,300,000        1,295,096
--------------------------------------------------------------------------------

     CAPTIVE FINANCE COMPANY (3.2%)
<F2> Daimler-Chrysler N.A. Holding,
        4.84%, 4/21/99                             1,200,000        1,196,773
<F2> Ford Motor Credit Company,
        4.85%, 4/7/99                                500,000          499,596
--------------------------------------------------------------------------------
     TOTAL                                                          1,696,369
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (9.1%)
<F2> Federal Farm Credit, 4.80%, 4/1/99            4,400,000        4,400,000
<F2> Federal Home Loan Mortgage Corp.,
        4.75%, 5/17/99                               400,000          397,572
--------------------------------------------------------------------------------
     TOTAL                                                          4,797,572
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.3%)
     Quincy Capital Corporation,
        4.89%, 4/16/99                             1,200,000        1,197,555
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.3%)
<F2> Sears Roebuck Acceptance Corp.,
        4.87%, 4/7/99                              1,200,000        1,199,026
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                10,185,618
================================================================================
     TOTAL INVESTMENTS (100.7%)
        (COST $37,971,331) <F3>                                    52,931,879
================================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.7%)                         (370,574)
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $52,561,305
================================================================================

                      M A S O N   S T R E E T   F U N D S

<F1> Non-Income Producing

<F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1999 is summarized below:

                                    Number of       Expiration      Unrealized
     Issuer                         Contracts          Date        Depreciation
--------------------------------------------------------------------------------
     S&P 500/R Stock Index
       (Total notional value at
          3/31/99, $6,905,963)          21              6/99         $116,137

<F3> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $37,971,331 and the net unrealized appreciation of investments based on that cost was $14,960,548 which is comprised of $15,489,768 aggregate gross unrealized appreciation and $529,220 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

-----------------------------
GROWTH AND INCOME STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

 PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

 STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500/R Index").

 NET ASSETS:  $49.9 million
--------------------------------------------------------------------------------

The Growth and Income Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500/R Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The portfolio is normally fully invested in equity securities.

The last two years have been a challenging time for the value-oriented management style that characterizes this Fund, as a small number of growth stocks have been the major force in driving the equity market to record heights. The Fund's practice of matching S&P 500/R Index weightings in industries such as capital goods and utilities hurt performance, as these groups languished.

BankAmerica, a high-quality and growing U.S. company with a valuable franchise, was among the Fund's best performing stocks over the past year. Another long-term core position is MCI WorldCom, which provides infrastructure for global telecommunications and electronic commerce; this well-managed company with solid global assets should be able to sustain long-term growth in a variety of economic conditions. Major technology names also contributed to the Fund's performance. These include Microsoft, in which the Fund has a position that matches that of the S&P 500/R Index, and Cisco Systems, in which the Fund is overweighted. After an extended period of weakness, energy stocks began to recover in the early months of 1999; the Fund benefited from its large position in Shell, where management is taking steps to improve profitability.

The Growth and Income Stock Fund is managed for Northwestern Mutual Investment Services, LLC by J. P. Morgan Investment Management, Inc.


SECTOR ALLOCATION
3/31/99

Finance                          17%
Technology                       17%
Basic Materials/Capital Goods    17%
Consumer Cyclical                12%
Healthcare                       10%
Communications Services           8%
Energy                            8%
Consumer Staples                  6%
Other                             5%

TOP 10 HOLDINGS
3/31/99

Company                 % Net Assets
-------------------------------------
Microsoft Corporation           4.1%
BankAmerica Corporation         3.8%
MCI WorldCom, Inc.              3.5%
Shell Transport & Trading
   Company, ADR                 3.3%
Tyco International Ltd.         3.2%
Union Pacific Corporation       3.1%
American Home Products
   Corporation                  2.6%
Forest Laboratories, Inc.       2.5%
Cisco Systems, Inc.             2.5%
Bristol-Myers Squibb Company    2.4%

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO S&P 500/R INDEX


GROWTH & INCOME STOCK FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME STOCK FUND CLASS A                     9,523    12,152    12,101    13,514    12,167    14,774    15,012
GROWTH & INCOME STOCK FUND CLASS B                    10,000    12,720    12,637    14,096    12,648    15,339    15,563
GROWTH & INCOME STOCK FUND CLASS B REDEMPTION VALUE                                                               15,263
S&P 500 INDEX                                         10,000    12,618    12,977    14,787    13,747    16,675    17,503



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)         11.09%              25.55%
--------------------------------------------------------------------------------
S&P 500/R Index                                  18.37%              32.30%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

 SCHEDULE OF INVESTMENTS
                                                      Shares     Market Value
--------------------------------------------------------------------------------
     COMMON STOCK (99.4%)
     BASIC MATERIALS (7.1%)
     Albemarle Corporation                             4,500          $94,217
     Allegheny Teledyne, Inc.                         16,300          308,681
     Monsanto Company                                 15,600          716,625
     Rohm and Haas Company                            21,600          724,950
<F1> Smurfit-Stone Container Corporation              43,202          834,339
     Temple-Inland Inc.                                4,000          251,000
     USEC Inc.                                        48,000          654,000
--------------------------------------------------------------------------------
     TOTAL                                                          3,583,812
--------------------------------------------------------------------------------

     CAPITAL GOODS (10.1%)
     AlliedSignal, Inc.                               11,100          545,981
<F1> Coltec Industries, Inc.                          26,700          485,606
     Cooper Industries, Inc.                          10,400          443,300
<F1> Republic Services, Inc.                          34,000          550,375
     Tenneco Inc.                                      7,700          215,119
     Tyco International Ltd.                          22,428        1,609,209
     Waste Management, Inc.                           26,405        1,171,722
--------------------------------------------------------------------------------
     TOTAL                                                          5,021,312
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (7.5%)
     AT&T Corp                                         6,128          489,091
     Bell Atlantic Corporation                        12,100          625,419
     GTE Corporation                                   7,400          447,700
<F1> Level 3 Communications, Inc.                      3,600          262,125
<F1> MCI WorldCom, Inc.                               19,870        1,759,737
     SBC Communications, Inc.                          3,600          169,650
--------------------------------------------------------------------------------
     TOTAL                                                          3,753,722
--------------------------------------------------------------------------------

     CONSUMER CYCLICAL (12.3%)
<F1> Autozone, Inc.                                    7,400          224,775
<F1> Cendant Corporation                              25,500          401,625
     Dayton Hudson Corporation                         7,600          506,350
<F1> Federated Department Stores, Inc.                 6,700          268,838
<F1> Fred Meyer, Inc.                                 10,900          641,737
<F1> Fruit of the Loom, Inc.                          25,800          267,675
     International Game Technology                    20,900          304,356
<F1> Lear Corporation                                  4,600          196,363
     Mattel, Inc.                                     28,700          713,913
<F1> Mirage Resorts, Incorporated                      8,900          189,125
     The News Corporation Limited                      8,100          238,950
     Service Corporation International                21,700          309,225
     Starwood Hotels & Resorts
        Worldwide, Inc.                               28,679          819,144
     TJX Companies, Inc.                              13,900          472,600
     Wal-Mart Stores, Inc.                             6,100          562,344
--------------------------------------------------------------------------------
     TOTAL                                                          6,117,020
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                      Shares     Market Value
--------------------------------------------------------------------------------
     CONSUMER STAPLES (5.5%)
     Kimberly-Clark Corporation                        6,900         $330,768
     PepsiCo, Inc.                                    16,800          658,350
     Philip Morris Companies, Inc.                    18,200          640,413
     Procter & Gamble Company                         11,300        1,106,694
--------------------------------------------------------------------------------
     TOTAL                                                          2,736,225
--------------------------------------------------------------------------------

     ENERGY (7.6%)
<F1> Input/Output, Inc.                               58,700          370,544
     Mobil Corporation                                13,400        1,179,200
     Shell Transport & Trading
        Company ADR                                   40,100        1,629,063
     Tosco Corporation                                23,900          593,018
--------------------------------------------------------------------------------
     TOTAL                                                          3,771,825
--------------------------------------------------------------------------------

     FINANCE (17.4%)
     Ambac Financial Group, Inc.                       3,600          194,400
     Astoria Financial Corporation                     7,205          360,250
     BankAmerica Corporation                          26,663        1,883,074
     The CIT Group, Inc.                              13,100          400,369
     Citigroup, Inc.                                   3,950          252,306
     Dime Bancorp, Inc.                                9,600          222,600
     First Union Corporation                          21,600        1,154,250
     KeyCorp                                          14,200          430,438
     Marsh & McLennan Companies, Inc.                  9,500          704,781
     MBIA, Inc.                                        3,200          185,600
     Newcourt Credit Group Inc.                       35,500          960,719
     Provident Companies, Inc.                         6,800          235,025
     UNUM Corporation                                 17,700          841,856
     Washington Mutual, Inc.                          21,000          858,375
--------------------------------------------------------------------------------
     TOTAL                                                          8,684,043
--------------------------------------------------------------------------------

     HEALTHCARE (10.1%)
<F1> Alza Corporation                                  2,200           84,150
     American Home Products Corporation               19,900        1,298,475
     Bristol-Myers Squibb Company                     18,700        1,202,644
<F1> Forest Laboratories, Inc.                        22,100        1,245,888
<F1> HEALTHSOUTH Corporation                          71,300          739,737
     Warner-Lambert Company                            7,100          469,931
-----------------------------------------------------------------------------
     TOTAL                                                          5,040,825
-----------------------------------------------------------------------------

     TECHNOLOGY (17.4%)
<F1> Ascend Communications, Inc.                       3,000          251,063
<F1> Cisco Systems, Inc.                              11,225        1,229,839
<F1> EMC Corporation                                   5,500          702,625
<F1> Genzyme Corporation (General Division)            8,800          443,850
     Intel Corporation                                 7,900          941,088
     International Business
        Machines Corporation                           5,800        1,028,050

                                                      Shares     Market Value
--------------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Microsoft Corporation                            22,600       $2,025,525
<F1> Oracle Corporation                               20,150          531,456
<F1> Quantum Corporation                              16,400          295,200
<F1> Sun Microsystems, Inc.                            5,800          724,637
     Texas Instruments, Incorporated                   5,400          535,950
--------------------------------------------------------------------------------
     TOTAL                                                          8,709,283
--------------------------------------------------------------------------------

     TRANSPORTATION (3.1%)
     Union Pacific Corporation                        29,200        1,560,375
--------------------------------------------------------------------------------

     UTILITIES (1.3%)
     P P & L Resources, Inc.                          12,600          311,850
     Wisconsin Energy Corporation                     13,700          357,913
--------------------------------------------------------------------------------
     TOTAL                                                            669,763
--------------------------------------------------------------------------------
     TOTAL COMMON STOCKS                                           49,648,205
================================================================================
     TOTAL INVESTMENTS (99.4%)
        (COST $46,395,132)<F2>                                     49,648,205
================================================================================
     OTHER ASSETS, LESS LIABILITIES (0.6%)                            286,013
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $49,934,218
================================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $46,984,313 and the net unrealized appreciation of investments based on that cost was $2,663,892 which is comprised of $6,859,677 aggregate gross unrealized appreciation and $4,195,785 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

---------------------
INDEX 500 STOCK FUND
---------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P 500/R Index, by investing in stocks included in the S&P 500/R Index. Because the S&P 500/R Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

 FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

 NET ASSETS:  $87.8 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. In its second year of operation, the Fund achieved the objective of matching the results of the S&P 500/R before expenses.

SECTOR ALLOCATION
3/31/99

Technology                       19%
Finance                          16%
Consumer Staples                 13%
Other Industries                 12%
Healthcare                       11%
Basic Materials/Capital Goods    11%
Consumer Cyclical                10%
Energy                            5%
S&P 500/R Index Futures
   and Other Assets               3%



TOP 10 HOLDINGS
3/31/99

Company                 % Net Assets
-------------------------------------
Microsoft Corporation           4.1%
General Electric Company        3.3%
Wal-Mart Stores, Inc.           1.9%
Intel Corporation               1.8%
Merck & Co., Inc.               1.7%
Pfizer, Inc.                    1.6%
AT&T Corporation                1.6%
Cisco Systems, Inc.             1.6%
Exxon Corporation               1.6%
International Business
   Machines Corporation         1.5%

PERFORMANCE RELATIVE TO S&P 500/R INDEX


INDEX 500 STOCK FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND CLASS A                           9,523    11,952    12,266    13,938    12,933    15,666    16,429
INDEX 500 STOCK FUND CLASS B                          10,000    12,510    12,821    14,544    13,449    16,274    17,042
INDEX 500 STOCK FUND CLASS B REDEMPTION VALUE                                                                     16,742
S&P 500/R INDEX                                       10,000    12,618    12,977    14,787    13,747    16,675    17,503



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)         17.88%              31.34%
--------------------------------------------------------------------------------
S&P 500/R Index                                  18.37%              32.30%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

                                                                  MARCH 31, 1999

 SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     COMMON STOCK (96.0%)
     BASIC MATERIALS (2.9%)
     Air Products & Chemicals, Inc.                    1,900          $65,075
     Alcan Aluminum Limited                            1,800           46,462
     Alcoa Inc.                                        3,000          123,562
     Allegheny Teledyne, Inc.                          1,600           30,300
     Archer Daniels Midland Company                    4,791           70,368
     ASARCO, Inc.                                        300            4,125
     B. F. Goodrich Company                              600           20,588
     Barrick Gold Corporation                          3,000           51,187
     Battle Mountain Gold Company                      1,600            4,400
     Bemis Company, Inc.                                 400           12,425
<F1> Bethlehem Steel Corporation                         900            7,425
     Boise Cascade Corporation                           500           16,125
     Champion International                              800           32,850
     Cyprus Amax Minerals Co.                            700            8,487
     Dow Chemical Company                              1,800          167,737
     E.I. du Pont de Nemours & Co.                     9,100          528,368
     Eastman Chemical Company                            600           25,238
     Ecolab, Inc.                                      1,000           35,500
     Engelhard Corp.                                   1,200           20,325
<F1> FMC Corporation                                     300           14,813
<F1> Freeport-McMoRan Copper & Gold, Inc.              1,200           13,050
     Georgia Pacific Corp.                               700           51,975
     Great Lakes Chemical                                500           18,375
     Hercules Inc.                                       800           20,200
     Homestake Mining Company                          1,900           16,388
     Inco Limited                                      1,300           17,306
     International Flavors & Fragrances, Inc.            900           33,806
     International Paper Company                       2,500          105,469
     Louisiana Pacific Corporation                       800           14,900
     Mead Corp.                                          800           24,600
     Monsanto Company                                  5,000          229,688
     Morton International, Inc.                        1,000           36,750
     Nalco Chemical Company                              500           13,281
     Newmont Mining Corporation                        1,358           23,765
     Nucor Corp.                                         700           30,844
     Phelps Dodge Corporation                            500           24,625
     Pioneer Hi-Bred International                     1,900           71,488
     Placer Dome Inc.                                  2,000           22,375
     Potlatch Corporation                                200            6,788
     PPG Industries, Inc.                              1,400           71,750
     Praxair                                           1,300           46,881
     Reynolds Metals Company                             500           24,156
     Rohm and Haas Company                             1,300           43,631
     Sigma-Aldrich Corp.                                 800           23,400
     Temple-Inland Inc.                                  400           25,100
     Union Camp Corporation                              600           40,275
     Union Carbide Corporation                         1,100           49,706

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
     USX-U.S. Steel Group, Inc.                          700          $16,450
<F1> W.R. Grace & Co.                                    500            6,063
     Westvaco Corporation                                800           16,800
     Weyerhaeuser Company                              1,600           88,800
     Willamette Industries, Inc.                         900           33,975
     Worthington Industries                              700            8,225
--------------------------------------------------------------------------------
     TOTAL                                                          2,556,245
--------------------------------------------------------------------------------

     CAPITAL GOODS (7.6%)
     Aeroquip-Vickers Inc.                               200           11,462
     AlliedSignal, Inc.                                4,500          221,344
     AMP Incorporated                                  1,808           97,067
     Avery Dennison Corporation                          900           51,750
     Ball Corporation                                    200            9,387
     Boeing Company                                    8,070          275,389
     Briggs & Stratton Corporation                       200            9,862
     Browning-Ferris Industries, Inc.                  1,400           53,987
     Case Corporation                                    600           15,225
     Caterpillar, Inc.                                 2,900          133,219
     Cooper Industries, Inc.                             800           34,100
     Corning, Inc.                                     1,900          114,000
     Crane Co.                                           550           13,303
     Crown Cork & Seal Company, Inc.                   1,000           28,562
     Cummins Engine Company, Inc.                        300           10,669
     Danaher Corporation                               1,100           57,475
     Deere & Company                                   1,900           73,387
     Dover Corporation                                 1,800           59,175
     Eaton Corporation                                   600           42,900
     Emerson Electric Co.                              3,500          185,281
     Fluor Corporation                                   600           16,200
     Foster Wheeler Corporation                          300            3,637
     General Dynamics Corporation                      1,000           64,250
     General Electric Company                         26,300        2,909,437
     Harnischfeger Industries, Inc.                      300            1,706
     Honeywell, Inc.                                   1,000           75,813
     Illinois Tool Works, Inc.                         2,000          123,750
     Ingersoll-Rand Company                            1,350           66,994
     Johnson Controls, Inc.                              700           43,663
     Lockheed Martin Corporation                       3,200          120,600
     McDermott International, Inc.                       500           12,656
     Milacron Inc.                                       300            4,725
     Millipore Corp.                                     300            7,238
     Minnesota Mining & Manufacturing Co.              3,200          226,400
     Moore Corporation Ltd.                              603            5,955
     NACCO Industries, Inc.                              100            7,406
     National Service Industries, Inc.                   300           10,219
<F1> Navistar International Corporation                  500           20,094
     Northrop Grumman Corporation                        600           35,925

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
<F1> Owens-Illinois, Inc.                              1,200          $30,000
     Paccar Incorporated                                 600           24,713
     Pall Corporation                                    900           14,906
     Parker-Hannifin Corporation                         850           29,113
     Pitney Bowes, Inc.                                2,200          140,250
     Raychem Corp.                                       600           13,538
     Rockwell International Corp.                      1,500           63,656
<F1> Sealed Air Corporation                              714           35,120
<F1> Solectron Corporation                             1,900           92,269
     Tenneco Inc.                                      1,400           39,113
     Textron Inc.                                      1,300          100,588
<F1> Thermo Electron Corporation                       1,300           17,631
     Thomas & Betts Corporation                          500           18,781
     Timken Company                                      500            8,125
     Tyco International Ltd.                           5,180          371,665
     United Technologies Corp.                         1,800          243,788
     Waste Management, Inc.                            4,657          206,654
--------------------------------------------------------------------------------
     TOTAL                                                          6,704,122
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (8.2%)
<F1> Airtouch Communications Inc.                      4,600          444,475
     ALLTEL Corporation                                2,200          137,225
     Ameritech Corporation                             8,900          515,088
     AT&T Corporation                                 17,954        1,432,954
     Bell Atlantic Corporation                        12,470          644,543
     Bellsouth Corporation                            15,700          628,981
     Frontier Corporation                              1,400           72,625
     GTE Corporation                                   7,800          471,900
<F1> MCI WorldCom, Inc.                               14,748        1,306,120
<F1> Nextel Communications, Inc.                       2,300           84,237
     SBC Communications, Inc.                         15,732          741,371
     Sprint Corporation                                3,500          343,438
<F1> Sprint PCS                                        3,550          157,308
     US West Communications, Inc.                      4,081          224,710
--------------------------------------------------------------------------------
     TOTAL                                                          7,204,975
--------------------------------------------------------------------------------

     CONSUMER CYCLICALS (9.5%)
     American Greetings Corp.                            600           15,225
     Armstrong World Industries Inc.                     300           13,556
<F1> Autozone, Inc.                                    1,200           36,450
     Black & Decker Corporation                          700           38,806
     Brunswick Corporation                               700           13,344
     Carnival Corporation                              4,800          233,100
<F1> Cendant Corporation                               6,822          107,446
     Centex Corporation                                  500           16,688
     Circuit City Stores, Inc.                           800           61,300
<F1> Consolidated Stores Corporation                     900           27,280
     Cooper Tire & Rubber Company                        600           11,025

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
<F1> Costco Companies, Inc.                            1,700         $155,656
     Dana Corporation                                  1,378           52,364
     Dayton Hudson Corporation                         3,500          233,187
     Dillard's, Inc.                                     900           22,838
     Dollar General Corp.                              1,450           49,300
     Dow Jones & Company, Inc.                           800           37,750
     Dun & Bradstreet Corporation                      1,300           46,312
     Eastman Kodak Company                             2,600          166,075
<F1> Federated Department Stores, Inc.                 1,600           64,200
     Fleetwood Enterprises, Inc.                         300            8,588
     Ford Motor Company                                9,700          550,475
<F1> Fred Meyer, Inc.                                  1,200           70,650
     Fruit of the Loom, Inc.                             500            5,187
     Gannet Company Inc.                               2,300          144,900
     Gap, Inc.                                         4,675          314,686
     General Motors Corp.                              5,300          460,438
     Genuine Parts Company                             1,450           41,778
     Goodyear Tire & Rubber Company                    1,300           64,755
     H & R Block, Inc.                                   800           37,900
     Harcourt General                                    600           26,588
<F1> Harrahs Entertainment                             1,000           19,063
     Hasbro, Inc.                                      1,550           44,853
     Hilton Hotels Corporation                         2,100           29,531
     Home Depot, Inc.                                 11,900          740,775
     Ikon Office Solutions                             1,200           15,375
     IMS Health Incorporated                           2,600           86,125
     Interpublic Group of Cos. Inc.                    1,100           85,662
     ITT Industries, Inc.                                800           28,300
     J.C. Penney Company, Inc.                         2,000           81,000
     Jostens, Inc.                                       300            6,375
     Kaufman & Broad Home Corp.                          400            9,025
<F1> Kmart Corporation                                 4,000           67,250
     Knight-Ridder, Inc.                                 600           30,000
<F1> Kohl's Corporation                                1,300           92,137
     Laidlaw Transportation Limited                    2,700           15,694
     The Limited, Inc.                                 1,800           71,325
     Liz Claiborne, Inc.                                 500           16,313
     Lowe's Companies, Inc.                            2,800          169,400
     Marriott International                            2,000           67,250
     Masco Corporation                                 2,700           76,275
     Mattel, Inc.                                      2,300           57,213
     May Department Stores Company                     2,850          111,506
     Maytag Corporation                                  700           42,262
     McGraw-Hill Companies Inc.                        1,600           87,200
     Meredith Corporation                                400           12,575
<F1> Mirage Resorts, Incorporated                      1,400           29,750
     The New York Times Company                        1,500           42,750
     Nike, Inc.                                        2,300          132,681

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Nordstrom, Inc.                                   1,200          $49,050
     Omnicom Group Inc.                                1,400          111,913
     Owens Corning                                       400           12,725
     Pep Boys - Manny, Moe & Jack                        400            6,100
     Polaroid Corporation                                300            6,019
     Pulte Corporation                                   300            6,244
<F1> Reebok International Ltd.                           400            6,350
     Russell Corp.                                       300            6,038
     Sears, Roebuck & Co.                              3,100          140,081
     Service Corporation International                 2,200           31,350
     Sherwin-Williams Company                          1,400           39,375
     Snap-On, Inc.                                       500           14,500
     Springs Industries, Inc.                            100            2,706
     The Stanley Works                                   700           17,938
<F1> Staples, Inc.                                     3,800          124,925
     Tandy Corporation                                   800           51,050
     Times Mirror Company                                600           32,438
     TJX Companies, Inc.                               2,600           88,400
<F1> Toys "R" Us, Inc.                                 2,100           39,506
     Tribune Company                                   1,000           65,438
     TRW, Inc.                                         1,000           45,500
     VF Corporation                                    1,000           47,188
     Wal-Mart Stores, Inc.                            18,100        1,668,594
     Whirlpool Corporation                               600           32,625
     Xerox Corporation                                 5,300          282,888
--------------------------------------------------------------------------------
     TOTAL                                                          8,324,453
--------------------------------------------------------------------------------

     CONSUMER STAPLES (13.0%)
     Adolph Coors Co.                                    300           16,200
     Alberto-Culver Company                              400            9,350
     Albertson's, Inc.                                 2,000          108,625
     American Stores Co.                               2,200           72,600
     Anheuser-Busch Companies, Inc.                    3,800          289,513
     Avon Products, Inc.                               2,100           98,831
     BESTFOODS                                         2,300          108,100
     Brown-Forman Corporation                            600           34,575
     Campbell Soup Company                             3,600          146,475
     Cardinal Health, Inc.                             2,150          141,900
     CBS Corporation                                   5,700          233,343
<F1> Clear Channel Communications, Inc.                2,100          140,831
     Clorox Company                                      900          105,469
     Coca Cola Enterprises Inc.                        3,200           96,800
     The Coca-Cola Company                            19,800        1,215,224
     Colgate-Palmolive Co.                             2,400          220,800
     Comcast Corporation                               3,000          188,813
     Conagra, Inc.                                     3,900           99,694
     CVS Corporation                                   3,100          147,250
     Darden Restaurant, Inc.                           1,100           22,688

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Deluxe Corp.                                        600          $17,475
     Fort James Corporation                            1,800           57,038
     Fortune Brands, Inc.                              1,400           54,163
     General Mills, Inc.                               1,200           90,675
     Gillette Company                                  8,900          528,993
     Great Atlantic & Pacific Tea Co., Inc.              300            9,000
     H.J. Heinz Company                                2,900          137,388
     Hershey Foods Corporation                         1,200           67,200
     Kellogg Company                                   3,300          111,581
     Kimberly-Clark Corporation                        4,400          210,925
<F1> King World Productions, Inc.                        600           18,338
<F1> Kroger Company                                    2,100          125,737
     Longs Drug Stores Corp.                             300            9,131
     McDonald's Corporation                           10,900          493,905
     McKesson HBOC, Inc.                               2,221          146,586
<F1> MediaOne Group, Inc.                              4,900          311,150
     Newell Rubbermaid Inc.                            2,246          106,683
     PepsiCo, Inc.                                    11,800          462,413
     Philip Morris Companies, Inc.                    19,600          689,675
     Procter & Gamble Company                         10,700        1,047,930
     The Quaker Oats Company                           1,100           68,819
     R.R. Donnelley & Sons Company                     1,100           35,406
     Ralston Purina Group                              2,500           66,719
     Rite Aid Corporation                              2,100           52,500
     RJR Nabisco Holdings Corp.                        2,600           65,000
<F1> Safeway Inc.                                      3,900          200,119
     Sara Lee Corporation                              7,300          180,675
     The Seagram Company Ltd.                          3,200          160,000
     Supervalue Inc.                                     900           18,563
     Sysco Corporation                                 2,700           71,044
     Time Warner Inc.                                  9,900          703,519
<F1> Tricon Global Restaurants, Inc.                   1,230           86,408
     Tupperware                                          400            7,200
     Unilever, N.V.                                    5,100          338,831
     UST Incorporated                                  1,500           39,188
     Viacom, Inc.                                      2,800          235,025
     Walgreen Co.                                      8,000          226,000
     The Walt Disney Company                          16,500          513,562
     Wendy's International, Inc.                       1,000           28,438
     Winn-Dixie Stores, Inc.                           1,200           44,850
     Wm. Wrigley Jr. Company                             900           81,394
--------------------------------------------------------------------------------
     TOTAL                                                         11,416,327
--------------------------------------------------------------------------------

     ENERGY (5.4%)
     Amerada Hess Corporation                            700           35,219
     Anadarko Petroleum Corporation                    1,000           37,750
     Apache Corporation                                  800           20,850
     Ashland, Inc.                                       600           24,563

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     ENERGY (CONTINUED)
     Atlantic Richfield Company                        2,600         $189,800
     Baker Hughes, Inc.                                2,610           63,455
     Burlington Resource, Inc.                         1,405           56,112
     Chevron Corporation                               5,200          459,875
     Exxon Corporation                                19,500        1,375,968
     Halliburton Company                               3,500          134,750
     Helmerich & Payne, Inc.                             400            9,075
     Kerr-McGee Corporation                              695           22,805
     Mobil Corporation                                 6,300          554,400
     Occidental Petroleum Corporation                  2,800           50,400
     Phillips Petroleum Company                        2,000           94,500
<F1> Rowan Companies, Inc.                               600            7,613
     Royal Dutch Petroleum Co., ADR                   17,200          894,400
     Schlumberger Limited                              4,400          264,825
     Sunoco, Inc.                                        800           28,850
     Texaco Inc.                                       4,300          244,025
     Union Pacific Resource Group                      2,000           23,750
     Unocal Corp.                                      1,900           69,944
     USX-Marathon Group                                2,500           68,750
--------------------------------------------------------------------------------
     TOTAL                                                          4,731,679
--------------------------------------------------------------------------------

     FINANCE (15.6%)
     Aetna, Inc.                                       1,100           91,300
     Allstate Corporation                              6,600          244,613
     American Express Company                          3,600          423,000
     American General Corporation                      2,010          141,705
     American International Group, Inc.                9,957        1,201,062
     AMSOUTH BANCORPORATION                            1,000           45,500
     Aon Corporation                                   1,350           85,388
     Associates First Capital Corporation              5,844          262,980
     Banc One Corporation                              9,458          520,781
     The Bank of New York Company, Inc.                6,100          219,219
     BankAmerica Corporation                          13,879          980,203
     BankBoston Corporation                            2,400          103,950
     Bankers Trust New York Corporation                  800           70,600
     The Bear Stearns Companies, Inc.                    940           42,006
     BB&T Corporation                                  2,500           90,469
     Capital One Financial Corporation                   500           75,500
     Chase Manhattan Corporation                       6,800          552,925
     The Chubb Corporation                             1,300           76,131
     CIGNA Corporation                                 1,700          142,481
     Cincinnati Financial Corporation                  1,300           47,369
     Citigroup, Inc.                                  18,297        1,168,720
     Comerica, Inc.                                    1,250           78,047
     Conseco, Inc.                                     2,533           78,206
     Countrywide Credit Industries, Inc.                 900           33,750
     Federal Home Loan Mortgage Corp.                  5,500          314,188
     Federal National Mortgage Association             8,300          574,774
     Fifth Third Bankcorp                              2,125          140,117

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FINANCE (CONTINUED)
     First Union Corporation                           7,920         $423,224
     Firstar Corporation                               1,800          161,100
     Fleet Financial Group, Inc.                       4,600          173,075
     Franklin Resources, Inc.                          2,000           56,250
     Golden West Financial Corporation                   500           47,750
     Hartford Financial Services Group, Inc.           1,900          107,944
     Household International, Inc.                     3,919          178,804
     Huntington Bancshares, Inc.                       1,720           53,213
     J.P. Morgan & Company, Inc.                       1,400          172,725
     Jefferson-Pilot Corp.                               900           60,975
     KeyCorp                                           3,700          112,156
     Lehman Brothers Holdings, Inc.                      900           53,775
     Lincoln National Corporation                        800           79,100
     Loews Corp.                                         900           67,163
     Marsh & McLennan Companies, Inc.                  2,100          155,794
     MBIA, Inc.                                          800           46,400
     MBNA Corp.                                        6,450          153,994
     Mellon Bank Corporation                           2,100          147,788
     Mercantile Bancorp                                1,300           61,750
     Merrill Lynch & Co.                               2,900          256,469
     MGIC Investment Corp.                               900           31,556
     Morgan Stanley Dean Witter & Co.                  4,655          465,209
     National City Corp.                               2,700          179,213
     Northern Trust Corp.                                900           79,931
     PNC Bank Corp.                                    2,400          133,350
     Progressive Corporation                             600           86,100
     Provident Companies, Inc.                         1,100           38,019
     Providian Financial Corporation                   1,100          121,000
     Regions Financial Corporation                     1,800           62,325
     Republic New York Corporation                       900           41,513
     SAFECO, Inc.                                      1,100           44,481
     Schwab Charles Corp New                           3,200          307,600
     SLM Holding Corporation                           1,300           54,275
     SouthTrust Corporation                            1,300           48,506
     St. Paul Companies, Inc.                          1,882           58,460
     State Street Corporation                          1,300          106,844
     Summit Bancorp.                                   1,400           54,600
     SunTrust Banks, Inc.                              2,600          161,850
     Synovus Financial Corp.                           2,150           43,941
     Torchmark Corporation                             1,100           34,788
     Transamerica Corporation                          1,000           71,000
     Union Planters Corporation                        1,100           48,331
     UNUM Corporation                                  1,100           52,319
     U.S. Bancorp                                      5,859          199,572
     Wachovia Corporation                              1,600          129,900
     Washington Mutual, Inc.                           4,786          195,628
     Wells Fargo & Company                            13,000          455,813
--------------------------------------------------------------------------------
     TOTAL                                                         13,680,557
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     HEALTHCARE (11.0%)
     Abbott Laboratories Inc.                         12,200         $571,112
     Allergan                                            500           43,938
<F1> Alza Corporation                                    800           30,600
     American Home Products Corporation               10,600          691,650
     Bausch & Lomb, Inc.                                 500           32,500
     Baxter International, Inc.                        2,300          151,800
     Becton, Dickinson & Company                       2,000           76,625
     Biomet, Inc.                                        900           37,743
<F1> Boston Scientific Corp.                           3,200          129,800
     Bristol-Myers Squibb Company                     16,000        1,029,000
     Columbia/HCA Healthcare Corporation               5,200           98,475
     C.R. Bard, Inc.                                     400           20,175
     Eli Lilly & Company                               8,800          746,900
<F1> Guidant Corporation                               2,400          145,200
<F1> HCR Manor Care Inc.                                 900           20,531
<F1> HEALTHSOUTH Corporation                           3,400           35,275
<F1> Humana, Inc.                                      1,300           22,425
     Johnson & Johnson                                10,800        1,011,824
     Mallinckrodt, Inc.                                  600           15,975
     Medtronic, Inc.                                   4,700          337,225
     Merck & Co., Inc.                                19,100        1,531,581
     Pfizer, Inc.                                     10,400        1,443,000
     Pharmacia & Upjohn, Inc.                          4,100          255,738
     Schering-Plough Corporation                      11,800          652,688
<F1> St. Jude Medical, Inc.                              700           17,063
<F1> Tenet Healthcare Corp.                            2,500           47,344
     United Healthcare Corp.                           1,500           78,938
     Warner-Lambert Company                            6,600          436,838
--------------------------------------------------------------------------------
     TOTAL                                                          9,711,963
--------------------------------------------------------------------------------

     TECHNOLOGY (19.4%)
<F1> 3COM Corporation                                  2,900           67,606
     Adobe Systems, Inc.                                 500           28,375
<F1> Advanced Micro Devices, Inc.                      1,200           18,600
<F1> America Online, Inc.                              7,100        1,036,600
<F1> Amgen, Inc.                                       4,100          306,987
<F1> Andrew Corporation                                  600            7,387
<F1> Apple Computer, Inc.                              1,100           39,531
<F1> Applied Materials, Inc.                           3,000          185,062
<F1> Ascend Communications, Inc.                       1,700          142,269
     Autodesk, Inc.                                      500           20,219
     Automatic Data Processing, Inc.                   4,900          202,737
<F1> BMC Software, Inc.                                1,700           63,006
<F1> Cabletron Systems, Inc.                           1,200            9,825
<F1> Ceridian Corp.                                    1,200           43,875
<F1> Cisco Systems, Inc.                              12,650        1,385,966
     Compaq Computer Corporation                      13,685          433,643
     Computer Associates International, Inc.           4,300          152,919
<F1> Computer Sciences Corp.                           1,300           71,744

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Compuware Corporation                             3,000          $71,625
<F1> Data General Corporation                            300            3,037
<F1> Dell Computer Corp.                              20,500          837,937
     EG&G, Inc.                                          300            7,913
     Electronic Data Systems Corporation               4,000          194,750
<F1> EMC Corporation                                   4,000          511,000
     Equifax, Inc.                                     1,200           41,250
     First Data Corporation                            3,600          153,900
<F1> Gateway 2000, Inc.                                1,300           89,131
<F1> General Instrument Corporation                    1,300           39,406
     Harris Corporation                                  600           17,175
     Hewlett-Packard Company                           8,300          562,844
     Intel Corporation                                13,400        1,596,275
     International Business
        Machines Corporation                           7,500        1,329,375
<F1> KLA-Tencor Corporation                              700           33,994
<F1> LSI Logic Corp.                                   1,100           34,306
     Lucent Technologies, Inc.                        10,600        1,142,150
<F1> Micron Technology                                 2,000           96,500
<F1> Microsoft Corporation                            40,000        3,585,000
     Motorola, Inc.                                    4,800          351,600
<F1> National Semiconductor Corporation                1,200           11,175
     Northern Telecom Limited                          5,280          328,020
<F1> Novell, Inc.                                      2,800           70,525
<F1> Oracle Corporation                               11,675          307,928
<F1> Parametric Technology Company                     2,200           43,450
     Paychex, Inc.                                     1,300           61,669
<F1> Peoplesoft, Inc.                                  1,900           27,788
     Perkin-Elmer Corporation                            400           38,825
     Raytheon Company- Class B                         2,700          158,288
     Scientific-Atlanta, Inc.                            600           16,350
<F1> Seagate Technology Inc.                           2,000           59,125
     Shared Medical Systems Corp.                        200           11,138
<F1> Silicon Graphics                                  1,500           25,031
<F1> Sun Microsystems, Inc.                            3,100          387,306
     Tektronix, Inc.                                     300            7,575
<F1> Tellabs, Inc.                                     1,600          156,400
     Texas Instruments, Incorporated                   3,100          307,675
     Unisys Corporation                                2,100           58,144
     W.W. Grainger, Inc.                                 800           34,450
--------------------------------------------------------------------------------
     TOTAL                                                         17,026,381
--------------------------------------------------------------------------------

     TRANSPORTATION (0.9%)
<F1> AMR Corporation                                   1,500           87,844
     Burlington Northern Santa Fe                      3,800          124,925
     CSX Corporation                                   1,800           70,088
     Delta Air Lines, Inc.                             1,100           76,450
<F1> FDX Corporation                                   1,160          107,663

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TRANSPORTATION (CONTINUED)
     Norfolk Southern Corporation                      3,000          $79,124
     Ryder System, Inc.                                  600           16,575
     Southwest Airlines Co.                            2,725           82,431
     Union Pacific Corporation                         2,000          106,875
     US Airways Group, Inc.                              700           34,169
-----------------------------------------------------------------------------
     TOTAL                                                            786,144
-----------------------------------------------------------------------------

     UTILITIES (2.5%)
<F1> The AES Corporation                               1,400           52,150
     Ameren Corporation                                1,100           39,806
     American Electric Power Company, Inc.             1,500           59,531
     Baltimore Gas & Electric Co.                      1,200           30,450
     Carolina Power & Light Company                    1,200           45,375
     Central & South West Corporation                  1,700           39,844
     Cinergy Corporation                               1,300           35,750
     Coastal Corp.                                     1,700           56,100
     Columbia Energy Group                               650           33,963
     Consolidated Edison Co. of New York               1,900           86,094
     Consolidated Natural Gas Company                    800           38,950
     Dominion Resources, Inc.                          1,600           59,100
     DTE Energy Company                                1,200           46,125
     Duke Energy Corp.                                 2,931          160,106
     Eastern Enterprises                                 200            7,275
     Edison International                              2,800           62,300
     Enron Corp.                                       2,700          173,475
     Entergy Corporation                               2,000           55,000
     FirstEnergy Corp.                                 1,900           53,080
     FPL Group, Inc.                                   1,500           79,875
     GPU, Inc.                                         1,000           37,313
     New Century Energies, Inc.                          900           30,656
<F1> Niagra Mohawk Power Corporation                   1,500           20,156
     Nicor, Inc.                                         400           14,375
     Northern States Power Company                     1,200           27,825
     ONEOK, Inc.                                         200            4,950
     PacifiCorp                                        2,400           41,400
     PECO Energy Company                               1,800           83,250
     Peoples Energy Corporation                          300            9,694
     PG&E Corp.                                        3,100           96,293
     P P & L Resources, Inc.                           1,198           29,651
     Public Service Enterprise Group, Inc.             1,800           68,738
     Reliant Energy, Inc.                              2,273           59,240
     Sempra Energy                                     1,951           37,435
     Sonat Inc.                                          900           27,000
     Southern Company                                  5,600          130,550
     Texas Utilities Company                           2,267           94,506
     UNICOM Corp.                                      1,700           62,156
     Williams Companies, Inc.                          3,400          134,300
--------------------------------------------------------------------------------
     TOTAL                                                          2,223,837
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK                                            84,366,683
================================================================================

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (3.2%)
     AIRCRAFT ENGINES AND ENGINE PARTS (1.1%)
<F2> General Electric Company,
        4.84%, 4/29/99                             1,000,000         $996,236
--------------------------------------------------------------------------------

     CAPTIVE FINANCE COMPANY (1.3%)
<F2> Daimler-Chrysler N.A. Holding,
        4.84%, 4/21/99                               400,000          398,924
<F2> Ford Motor Credit Company,
        4.85%, 4/7/99                                700,000          699,434
--------------------------------------------------------------------------------
     TOTAL                                                          1,098,358
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
<F2> Federal Home Loan Mortgage
        Corporation, 4.75%, 5/17/99                  300,000          298,179
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (0.5%)
<F2> Household Finance Company,
        4.92%, 4/7/99                                400,000          399,672
--------------------------------------------------------------------------------

     TOTAL MONEY MARKET INVESTMENTS                                 2,792,445
================================================================================
     TOTAL INVESTMENTS (99.2%)
        (COST $65,174,364)<F3>                                     87,159,128
================================================================================
     OTHER ASSETS, LESS LIABILITIES (0.8%)                            677,472
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $87,836,600
================================================================================

ADR - American Depository Receipt

<F1> Non-Income Producing

<F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1999 is summarized below:

                                  Number of       Expiration      Unrealized
  Issuer                          Contracts          Date        Depreciation
--------------------------------------------------------------------------------
  S&P 500/R Stock Index
     (Total notional value at
         3/31/99, $2,640,250)         8              6/99          $53,650

<F3> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $65,192,258 and the net unrealized appreciation of investments based on that cost was $21,966,870 which is comprised of $23,774,512 aggregate gross unrealized appreciation and $1,807,642 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

----------------------
ASSET ALLOCATION FUND
----------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

 PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

 STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

 NET ASSETS:  $46.1 million
--------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment- grade bonds, convertible securities and cash equivalents. The proportion of the Fund in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed.

While the proportions of the various asset classes are not significantly different from those at the mid-year report, some significant changes have been made during the last six months. The Fund took advantage of weakness in equity markets during the fall of 1998 to increase stock holdings to more than 60% of total assets, with emphasis on domestic large-cap holdings. This proved to be a successful strategy, as these issues recovered rapidly to reach new heights in late 1998 and early 1999. Exposure was adjusted from time to time as suggested by market valuations; at the end of March, equity holdings in total represented 51% of the Fund's assets. Bond investments have been concentrated in high-quality issues, with exposure to bonds increased in the early months of 1999, as higher interest rates pushed prices down. An 8% cash position at the end of March will make it possible to take advantage of new investment opportunities that may arise.

SECTOR ALLOCATION
3/31/99

Investment-Grade Bonds           32%
Large-Cap Stocks                 29%
Small-Cap Stocks                 11%
Foreign Stocks                   11%
Cash Equivalents                  8%
Below Investment-Grade Bonds      7%
Convertible Securities            2%

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO RELEVANT INDICES



ASSET ALLOCATION FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND CLASS A                          9,523    11,390    11,295    12,239    11,354    12,887    13,023
ASSET ALLOCATION FUND CLASS B                         10,000    11,920    11,811    12,769    11,811    13,385    13,505
ASSET ALLOCATION FUND CLASS B REDEMPTION VALUE                                                                    13,205
S&P 500 INDEX                                         10,000    12,618    12,977    14,787    13,747    16,675    17,503
MERRILL LYNCH DOMESTIC MASTER INDEX                   10,000    10,712    11,027    11,205    11,955    12,005    11,934
MERRILL LYNCH 91-DAY TREASURY BILL                    10,000    10,272    10,400    10,536    10,824    10,946    11,061



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)          6.41%              16.94%
--------------------------------------------------------------------------------
S&P 500/R Index                                  18.37%              32.30%
--------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index               6.51%               9.24%
--------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill                4.98%               5.17%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     COMMON STOCK AND WARRANTS (47.8%)
     DOMESTIC COMMON STOCK AND WARRANTS (37.5%)
     SMALL CAP COMMON STOCK AND WARRANTS (11.2%)
     BASIC MATERIALS (0.1%)
<F1> Ivex Packaging Corporation                        3,300          $50,119
--------------------------------------------------------------------------------

     CAPITAL GOODS (1.0%)
     Kaydon Corporation                                3,800          109,962
<F1> Qlogic Corporation                                1,400           93,975
<F1> Sanmina Corporation                                 100            6,375
<F1> Stoneridge, Inc.                                  4,500           62,438
     Teleflex                                          2,700           91,969
<F1> TriStar Aerospace Co.                             5,300           48,363
<F1> Triumph Group, Inc.                               1,400           32,900
--------------------------------------------------------------------------------
     TOTAL                                                            445,982
--------------------------------------------------------------------------------

     COMMUNICATIONS SERVICES (0.7%)
     Philippine Long Distance
        Telephone Company ADR                          6,600          170,775
     Telefonos de Mexico SA                            2,500          163,750
--------------------------------------------------------------------------------
     TOTAL                                                            334,525
--------------------------------------------------------------------------------

     CONSUMER CYCLICAL (2.2%)
<F1> Carriage Services, Inc.                             300            4,537
<F1> Catalina Marketing Corporation                    1,000           85,875
<F1> CDW Computer Centers, Inc.                          400           27,600
     Centex Corporation                                1,400           46,725
<F1> Coach USA Inc                                     1,400           38,500
<F1> The Corporate Executive
        Board Company                                    400           10,550
     Galileo International, Inc.                       2,300          111,262
<F1> Getty Images, Inc.                                1,600           33,600
<F1> Interim Services, Inc.                            2,600           39,000
<F1> Jones Apparel Group, Inc.                         2,300           64,256
<F1> Lamar Advertising, Co.                            1,400           47,513
<F1> Michaels Stores, Inc.                             3,700           91,344
<F1> O'Reilly Automotive                               3,500          156,625
<F1> Onemain.com, Inc.                                 1,700           61,625
     Steiner Leisure, Ltd.                             3,450          106,087
     Stewart Enterprises, Inc.                         2,200           35,338
<F1> Webtrends Corporation                             1,000           48,625
--------------------------------------------------------------------------------
     TOTAL                                                          1,009,062
--------------------------------------------------------------------------------

     CONSUMER STAPLES (0.3%)
     Cardinal Health, Inc.                               700           46,200
<F1> Golden State Vintners, Inc.                       1,800           21,488
<F1> Metzler Group, Inc.                               1,650           51,769
--------------------------------------------------------------------------------
     TOTAL                                                            119,457
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     ENERGY (0.6%)
<F1> Barrett Resources Corporation                     1,600          $40,100
<F1> BJ Services Company                               4,300          100,781
<F1> Global Industries, Ltd.                           4,300           43,537
<F1> Nabors Industries                                 2,800           50,925
<F1> Weatherford International, Inc.                   1,700           44,413
--------------------------------------------------------------------------------
     TOTAL                                                            279,756
--------------------------------------------------------------------------------

     FINANCE (1.0%)
     Arcadia Financial Ltd.                              500              500
     Financial Security Assurance
        Holdings Ltd.                                  2,700          133,988
     Investors Financial Services Corp.                4,600          132,250
<F1> Knight/Trimark Group, Inc.                        2,300          154,100
<F1> Trammell Crow Company                             2,700           49,950
--------------------------------------------------------------------------------
     TOTAL                                                            470,788
--------------------------------------------------------------------------------

     HEALTHCARE (1.6%)
     Bausch & Lomb, Inc.                                 800           52,000
<F1> Lincare Holdings, Inc.                            3,900          109,688
     NCS HealthCare, Inc.                              1,900           22,800
<F1> Patterson Dental Company                          3,350          144,888
<F1> Pediatrix Medical Group, Inc.                     1,000           28,125
<F1> Pharmerica, Inc.                                  6,800           34,000
     Province Healthcare Company                       2,600           48,100
<F1> PSS World Medical, Inc.                           3,400           29,963
<F1> Quorum Health Group, Inc.                         2,650           26,500
<F1> Sybron International Corporation                  4,800          120,000
<F1> Wesley Jessen VisionCare, Inc.                    4,100          113,006
--------------------------------------------------------------------------------
     TOTAL                                                            729,070
--------------------------------------------------------------------------------

     TECHNOLOGY (3.1%)
     Autobytel.com Inc.                                  100            4,188
<F1> Brooks Automation, Inc.                           1,900           42,512
<F1> Computer Horizons Corporation                     1,900           20,781
<F1> Comverse Technology, Inc.                         1,000           85,000
<F1> Etec Systems, Inc.                                1,000           29,437
<F1> GaSonics International Corporation                6,900           75,900
<F1> Great Plains Software, Inc.                         700           27,081
<F1> iVillage, Inc.                                      300           30,150
     KMC Telecom Holdings, Inc.                          250              625
<F1> Microchip Technology, Inc.                          900           31,163
<F1> PMC-Sierra, Inc.                                  1,000           71,188
<F1> Semtech Corporation                               1,800           57,375
<F1> Sterling Software, Inc.                           1,800           42,750
<F1> Synopsys, Inc.                                    1,000           53,750
<F1> Tellabs, Inc.                                       800           78,200
<F1> Transaction Systems Architects, Inc.              1,600           57,600
<F1> Uniphase Corporation                              1,500          172,688
     VeriSign, Inc.                                      100           15,400


                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Vignette Corporation                              7,400         $556,850
--------------------------------------------------------------------------------
     TOTAL                                                          1,452,638
--------------------------------------------------------------------------------

     TRANSPORTATION (0.6%)
<F1> Heartland Express, Inc.                           1,500           22,781
<F1> Jevic Transportation, Inc.                        5,900           37,981
<F1> Knight Transportation, Inc.                       3,550           68,781
     Mark VII, Inc.                                    4,600           64,400
<F1> Swift Transportation Co., Inc.                    3,100           80,213
--------------------------------------------------------------------------------
     TOTAL                                                            274,156
--------------------------------------------------------------------------------
     TOTAL SMALL CAP COMMON STOCK
     AND WARRANTS                                                   5,165,553
--------------------------------------------------------------------------------

     LARGE CAP COMMON STOCK (26.3%)
     BASIC MATERIALS (0.4%)
     Ecolab, Inc.                                      5,400          191,700
--------------------------------------------------------------------------------

     CAPITAL GOODS (2.3%)
     AlliedSignal, Inc.                                1,700           83,619
     Avery Dennison Corporation                        3,800          218,500
     General Electric Company                          3,500          387,188
<F1> Republic Services, Inc.                           3,100           50,181
     Tyco International Ltd.                           3,400          243,950
     Waste Management, Inc.                            2,000           88,750
--------------------------------------------------------------------------------
     TOTAL                                                          1,072,188
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.7%)
     AT&T Corp.                                        3,397          271,123
     GTE Corporation                                   1,800          108,900
<F1> MCI WorldCom, Inc.                                4,585          406,059
--------------------------------------------------------------------------------
     TOTAL                                                            786,082
--------------------------------------------------------------------------------

     CONSUMER CYCLICAL (3.7%)
<F1> Concord EFS, Inc.                                 2,400           66,150
     Dayton Hudson Corporation                         2,100          139,912
     Ford Motor Company                                2,000          113,500
     Harley-Davidson, Inc.                             4,200          241,500
<F1> Kohl's Corporation                                4,700          333,113
     Lennar Corporation                                1,600           35,800
     The New York Times Company                        5,600          159,600
     Servicemaster Co.                                 7,350          149,297
     Tribune Company                                   2,800          183,225
     Wal-Mart Stores, Inc.                             3,100          285,781
--------------------------------------------------------------------------------
     TOTAL                                                          1,707,878
--------------------------------------------------------------------------------

     CONSUMER STAPLES (4.9%)
     Anheuser-Busch Companies, Inc.                    2,100          159,994
     Benckiser NV                                      1,700           94,563
     Campbell Soup Company                             1,100           44,756
     The Dial Corporation                              4,200          144,375
<F1> Keebler Foods Company                             6,500          237,250

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     McDonald's Corporation                            5,000         $226,563
     Newell Rubbermaid, Inc.                           3,200          152,000
     PepsiCo, Inc.                                     5,100          199,856
<F1> The Pepsi Bottling Group, Inc.                    4,700          101,931
     Procter & Gamble Company                          2,000          195,875
     The Quaker Oats Company                           1,700          106,356
     Unilever NV                                       2,600          172,738
     Walgreen Co.                                     10,600          299,450
     The Walt Disney Company                           2,900           90,262
--------------------------------------------------------------------------------
     TOTAL                                                          2,225,969
--------------------------------------------------------------------------------

     ENERGY (1.6%)
     BP Amoco PLC                                      1,600          161,500
     Chevron Corporation                                 700           61,906
     Conoco Inc.                                       4,200          103,162
     Exxon Corporation                                 1,600          112,900
     Mobil Corporation                                 1,000           88,000
     Schlumberger Limited                                700           42,131
     Tosco Corporation                                 2,800           69,475
     Transocean Offshore Inc.                          3,000           86,438
--------------------------------------------------------------------------------
     TOTAL                                                            725,512
--------------------------------------------------------------------------------

     FINANCE (2.4%)
     Ambac Financial Group, Inc.                       1,300           70,200
     Associates First Capital Corporation              2,000           90,000
     The Bank of New York Company, Inc.                3,800          136,562
     BankAmerica Corporation                             844           59,607
     Chase Manhattan Corporation                       2,400          195,150
     Citigroup Inc.                                    1,500           95,813
     Fifth Third Bankcorp                              1,900          125,281
     First Union Corporation                             500           26,719
     Greenpoint Financial Corp.                        2,542           88,335
     Morgan Stanley Dean Witter & Co.                  2,200          219,863
--------------------------------------------------------------------------------
     TOTAL                                                          1,107,530
--------------------------------------------------------------------------------

     HEALTHCARE (2.8%)
     Bristol-Myers Squibb Company                      3,100          199,369
     Eli Lilly and Company                             1,600          135,800
<F1> Guidant Corporation                               1,600           96,800
     Johnson & Johnson                                 1,700          159,269
     Medtronic, Inc.                                   2,600          186,550
     Merck & Co., Inc.                                 2,000          160,375
     Pfizer, Inc.                                      1,500          208,125
     Pharmacia & Upjohn, Inc.                          1,100           68,613
     Warner-Lambert Company                            1,200           79,425
--------------------------------------------------------------------------------
     TOTAL                                                          1,294,326
--------------------------------------------------------------------------------

     TECHNOLOGY (5.2%)
<F1> America Online, Inc.                                400           58,400
<F1> Cisco Systems, Inc.                               2,850          312,253


                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Electronic Data Systems Corporation               2,500         $121,718
<F1> EMC Corporation                                     500           63,875
<F1> Fiserv, Inc.                                      6,750          361,969
     Hewlett-Packard Company                           1,300           88,156
     Intel Corporation                                 1,500          178,688
     International Business
        Machines Corporation                           2,000          354,500
     Lucent Technologies, Inc.                         1,400          150,850
<F1> Microsoft Corporation                             5,000          448,125
     Northern Telecom Limited                          1,200           74,550
<F1> Sun Microsystems Inc.                               600           74,963
     W.W. Grainger, Inc.                               2,600          111,963
--------------------------------------------------------------------------------
     TOTAL                                                          2,400,010
--------------------------------------------------------------------------------

     TRANSPORTATION (0.9%)
<F1> AMR Corporation                                   1,000           58,562
<F1> FDX Corporation                                     900           83,531
<F1> Midwest Express Holdings, Inc.                    3,750          110,156
     Southwest Airlines Co.                            5,700          172,425
--------------------------------------------------------------------------------
     TOTAL                                                            424,674
--------------------------------------------------------------------------------

     UTILITIES (0.4%)
     Enron Corporation                                 3,100          199,175
--------------------------------------------------------------------------------
     TOTAL LARGE CAP COMMON STOCK                                  12,135,044
--------------------------------------------------------------------------------
     TOTAL DOMESTIC COMMON STOCK
     AND WARRANTS                                                  17,300,597
--------------------------------------------------------------------------------


                                      Country     Shares/Par     Market Value
--------------------------------------------------------------------------------
     FOREIGN COMMON STOCK (10.3%)
     CAPITAL GOODS (0.5%)
     British Aerospace         United Kingdom         35,839          239,519
--------------------------------------------------------------------------------

     COMMUNICATION SERVICES (2.9%)
     KPN NV                       Netherlands          5,000          198,913
     Nokia Oyj                        Finland         1,600           259,100
     NTT Mobile Communication
      Network, Inc.                     Japan             5           246,981
     Sonera Group Oyj                 Finland        10,000           166,040
     Telecom Italia SpA                 Italy        30,000           318,725
     Telefonica S.A.                    Spain         3,000           127,250
--------------------------------------------------------------------------------
     TOTAL                                                          1,317,009
--------------------------------------------------------------------------------

     CONSUMER CYCLICAL (0.5%)
     Porsche AG                       Germany            85           209,682
--------------------------------------------------------------------------------

     CONSUMER STAPLES (0.9%)
     PrimaCom AG                      Germany         2,500            86,367
     Sixt AG                          Germany         6,600           342,011
--------------------------------------------------------------------------------
     TOTAL                                                            428,378
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                      Country    Shares/Par      Market Value
--------------------------------------------------------------------------------
     ENERGY (0.9%)
     British Energy            United Kingdom        26,500          $254,535
     Elf Aquitaine                     France         1,050           142,602
--------------------------------------------------------------------------------
     TOTAL                                                            397,137
--------------------------------------------------------------------------------

     FINANCE (1.5%)
     Bank Sarasin & Cie           Switzerland            65           109,347
     Banque Nationale de Paris         France         3,400           295,849
     Christiania Bank Og
        Kreditkasse                    Norway        50,000           195,381
     HSBC Holdings Plc.        United Kingdom         3,500           109,748
--------------------------------------------------------------------------------
     TOTAL                                                            710,325
--------------------------------------------------------------------------------

     HEALTHCARE (0.8%)
     Novartis Ag-Reg Shs.         Switzerland           160           259,542
     SmithKline Beecham PLC    United Kingdom         7,500           108,239
--------------------------------------------------------------------------------
     TOTAL                                                            367,781
--------------------------------------------------------------------------------

     TECHNOLOGY (1.4%)
     Creative Technology
        Limited                     Singapore        10,000           116,287
     Philips Electronics, Inc.    Netherlands         4,300           350,255
     Navision Software A/S            Denmark        10,000           194,412
--------------------------------------------------------------------------------
     TOTAL                                                            660,954
--------------------------------------------------------------------------------

     TRANSPORTATION (0.9%)
     Railtrack Group PLC       United Kingdom        12,134           278,344
     TNT Post Group NV            Netherlands         4,000           120,481
--------------------------------------------------------------------------------
     TOTAL                                                            398,825
--------------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK                                     4,729,610
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS                               22,030,207
================================================================================

     PREFERRED STOCK (2.4%)
     Primedia, Inc.                                    5,000          517,500
     Sinclair Capital                                  5,000          558,750
--------------------------------------------------------------------------------
     TOTAL PREFERRED STOCK                                          1,076,250
================================================================================

     BONDS (39.1%)
     INVESTMENT-GRADE BONDS  (32.3%)
     FEDERAL GOVERNMENT AND AGENCIES (19.5%)
     Federal National Mortgage
        Association, 6%, 5/1/11                    1,062,189        1,056,968
     Government National Mortgage
        Association, 8.0%, 8/15/26                   183,417          190,979
     Government National Mortgage
        Association, 8.0%, 10/15/26                  424,964          442,485
     Government National Mortgage
        Association, 8.0%, 7/15/27                    92,805           96,637

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     US Treasury, 0.00%, 2/15/19 PO                1,200,000         $364,199
     US Treasury, 4.75%, 2/15/04                   1,250,000        1,230,860
     US Treasury, 5.00%, 2/28/01                   1,250,000        1,249,610
     US Treasury, 5.25%, 2/15/29                     120,000          113,550
     US Treasury, 5.375%, 2/15/01                    250,000          251,563
     US Treasury, 5.50%, 2/29/00                     300,000          301,594
     US Treasury, 5.625%, 12/31/02                   500,000          507,032
     US Treasury, 6.125%, 8/15/07                  2,000,000        2,091,250
     US Treasury, 6.5%, 5/15/05                    1,000,000        1,060,313
--------------------------------------------------------------------------------
     TOTAL                                                          8,957,040
--------------------------------------------------------------------------------

     COMMERCIAL MORTGAGES (11.8%)
     Asset Securitization Corporation,
        1.25%, 11/13/26 IO                        15,243,185          522,384
     Blackrock Capital Finance,
        Class B3, 7.25%, 11/25/28 (144A)             189,148          165,240
     Commercial Mortgage Asset Trust,
        7.35%, 8/17/13                               500,000          495,705
     Comed Transitional Trust,
        5.74%, 12/25/10                              250,000          242,263
     Criimi Mae Commercial Mortgage
        Trust, 7.00%, 11/2/11                        339,000          269,505
     EMAC Owner Trust, 1.378%,
        1/15/23 (144A) IO                          6,865,637          495,613
     Kmart CMBS Financing, Inc.,
        5.338%, 3/1/07                             1,000,000          982,790
     Peco Energy Transition Trust,
        6.13%, 2/25/08                               700,000          695,702
     Polaris Commercial Loan Master
        Trust, 5.22%, 3/15/04                        750,000          749,883
     Merrill Lynch Mortgage Investors,
        8.10%, 6/25/22 (144A)                        500,000          498,115
     Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 IO (144A)                  4,621,092          300,093
--------------------------------------------------------------------------------
     TOTAL                                                          5,417,293
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.0%)
     AT&T Corp., 5.625%, 3/15/04                     500,000          497,647
--------------------------------------------------------------------------------
     TOTAL INVESTMENT-GRADE BONDS                                  14,871,980
--------------------------------------------------------------------------------

     BELOW INVESTMENT-GRADE BONDS (6.8%)
     BASIC MATERIALS (0.9%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07                              250,000          137,500
     Tembec Industries Inc.,
        8.625%, 6/30/09                              250,000          254,063
--------------------------------------------------------------------------------
     TOTAL                                                            391,563
--------------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CONSUMER CYCLICAL (0.4%)
     Corning Consumer Product,
        9.625%, 5/1/08                               250,000         $197,500
--------------------------------------------------------------------------------

     CONSUMER STAPLES (1.0%)
     Loewen Group International,
        7.75%, 10/15/01                              150,000           81,750
     Loewen Group International,
        8.25%, 10/15/03                              300,000          160,500
     Total Renal Care, 7.0%, 5/15/09                 250,000          189,375
     Vencor Operating, Inc.,
        9.875%, 5/1/05                               250,000           40,000
--------------------------------------------------------------------------------
     TOTAL                                                            471,625
--------------------------------------------------------------------------------

     ENERGY (2.1%)
     Chesapeake Energy, 9.625%, 5/1/05               250,000          208,125
     Gothic Production Corp.,
        11.125%, 5/1/05                              250,000          193,750
     Grey Wolf Inc., 8.875%, 7/1/07                  250,000          196,250
     Pride International Inc.,
        9.375%, 5/1/07                               150,000          144,750
     R&B Falcon Corp.,
        9.5%, 12/15/08 (144A)                        250,000          225,000
--------------------------------------------------------------------------------
     TOTAL                                                            967,875
--------------------------------------------------------------------------------

     FINANCE COMPANIES (0.9%)
     Arcadia Financial Ltd.,
        11.50%, 3/15/07                              250,000          195,000
     BF Saul Real Estate, 9.75%, 4/1/08              250,000          231,250
--------------------------------------------------------------------------------
     TOTAL                                                            426,250
--------------------------------------------------------------------------------

     MISCELLANEOUS (0.5%)
     Crescent Real Estate, 7.0%, 9/15/02             250,000          234,676
--------------------------------------------------------------------------------

     PROFESSIONAL SERVICES (0.0%)
<F2> Decisionone Holdings,
        11.50%, 8/1/08                               400,000            2,000
--------------------------------------------------------------------------------

     TECHNOLOGY (0.3%)
     TV Azteca, 10.125%, 2/15/04                     150,000          127,125
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.3%)
<F2> KMC Telecommunications Hldgs,
        12.50%, 2/15/08                              250,000          138,125
--------------------------------------------------------------------------------

     TRANSPORT SERVICES (0.4%)
     Stena Line AB, 10.625%, 6/1/08                  250,000          189,375
--------------------------------------------------------------------------------
     TOTAL BELOW INVESTMENT-GRADE BONDS                             3,146,114
--------------------------------------------------------------------------------
     TOTAL BONDS                                                   18,018,094
================================================================================

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (10.6%)
     FEDERAL GOVERNMENT AND AGENCIES (0.4%)
<F3> Federal Home Loan Mortgage
        Corporation, 4.75%, 5/17/99                  200,000         $198,786
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.6%)
     Quincy Capital Corporation,
        4.89%, 4/16/99                             1,200,000        1,197,555
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (5.0%)
<F3> Ford Motor Credit Corp,
        4.85%, 4/7/99                              1,000,000          999,192
     General Electric Capital
        Corporation, 4.85%, 4/29/99                1,300,000        1,295,096
--------------------------------------------------------------------------------
     TOTAL                                                          2,294,288
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (2.6%)
<F3> Sears Roebuck Acceptance
        Corp., 4.87%, 4/7/99                       1,200,000        1,199,026
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 4,889,655
================================================================================
     TOTAL INVESTMENTS (99.9%)
        (COST $40,464,372)<F4>                                     46,014,206
================================================================================
     OTHER ASSETS, LESS LIABILITIES (0.1%)                             61,312
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $46,075,518
================================================================================

ADR - American Depository Receipt

IO - Interest Only Security

PO - Principal Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F1> Non-Income Producing

<F2> Deferred interest security that presently receives no coupon payments until a predetermined date at which the stated coupon rate becomes effective.

<F3> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1999 is summarized below:


                                     Number of      Expiration       Unrealized
Issuer                               Contracts         Date         Depreciation
--------------------------------------------------------------------------------
  S&P 500/R Stock Index
      (Total notional value at
         3/31/99, $1,315,562)            4              6/99          $22,262

<F4> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $40,466,460 and the net unrealized appreciation of investments based on that cost was $5,547,746 which is comprised of $7,155,268 aggregate gross unrealized appreciation and $1,607,522 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

---------------------
HIGH YIELD BOND FUND
---------------------
--------------------------------------------------------------------------------
 OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

 PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

 STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $42.1 million
--------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults over time are inevitable; high coupons and diversification mitigate the impact on the total portfolio over time.

The last year has been a challenging time for high yield investors, especially during the last months of 1998. Markets became extraordinarily volatile, largely because sharp declines in emerging market bonds diminished the solvency of domestic hedge funds. The result was an abrupt global flight to quality. While equity and investment-grade bond markets recovered fairly quickly, high yield markets lagged during a period of excess supply and very limited liquidity.

In this difficult environment, the Fund underperformed its major benchmarks for three major reasons. First, the Fund began the year with a meaningful exposure to emerging markets. That exposure has been systematically reduced over the last year. Second, there were several credit disappointments in recent months. Occasional credit problems are expected in a high yield portfolio, but recently the timing was more concentrated than usual. The third reason for underperformance was adherence to a long-term value-based approach to investment management, with a focus on fundamentally cheap issues that have potential for long-term appreciation. As with equities, this approach to management has not been rewarded in recent months, as performance has been concentrated in a select group of securities.

We begin the new year with a strategy consistent with our long-term value orientation, with active management of credit risk, a focus on less cyclical industries and opportunistic trading. The conditions of the last year provide a reminder that high yield bonds are intermediate risk assets that can be more volatile than investment-grade bonds. The High Yield Bond Fund is therefore suitable for investors who seek a higher level of current income and have a long investment horizon.

SECTOR ALLOCATION
3/31/99

Telecommunications        16%
Basic Materials/Energy    14%
Broadcasting/Media        13%
Cash Equivalents          11%
Consumer/Healthcare       10%
Cable TV                  10%
Finance                    9%
Other                      6%
Leisure                    6%
Transportation             4%
Professional Services      1%

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX


HIGH YIELD BOND FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND CLASS A                           9,523    11,081    11,218    11,710    10,573    11,005    10,788
HIGH YIELD BOND FUND CLASS B                          10,000    11,594    11,704    12,209    10,986    11,404    11,161
HIGH YIELD BOND FUND CLASS B REDEMPTION VALUE                                                                     10,898
LEHMAN BROTHERS HIGH YIELD
   INTERMEDIATE MARKET INDEX                          10,000    10,886    11,063    11,447    10,992    11,229    11,449




TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)         -7.87%               6.43%
--------------------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                         0.01%               7.00%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     BONDS (74.2%)
     BASIC MATERIALS (2.5%)
     METALS & MINING (0.2%)
     Great Central Mining Co.,
        8.875%, 4/1/08                               100,000          $97,250
--------------------------------------------------------------------------------

     PAPER (1.4%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07                              350,000          192,500
     Tembec Industries, 8.625%, 6/30/09              400,000          406,500
--------------------------------------------------------------------------------
     TOTAL                                                            599,000
--------------------------------------------------------------------------------

     STEEL (0.9%)
     Renco Steel Holdings, Inc.,
        10.875%, 2/1/05                              400,000          352,000
--------------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                          1,048,250
--------------------------------------------------------------------------------

     BROADCASTING/MEDIA (4.7%)
     BROADCASTING (3.2%)
<F3> Big City Radio, Inc.,
        11.25%, 3/15/05                            1,200,000          840,000
<F3> Fox Family Worldwide, Inc.,
        10.25%, 11/1/07                              800,000          514,000
--------------------------------------------------------------------------------
     TOTAL                                                          1,354,000
--------------------------------------------------------------------------------

     PRINTING AND PUBLISHING (1.5%)
     Marvel Enterprises,
        12.00%, 6/15/09 (144A)                       600,000          609,000
--------------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       1,963,000
--------------------------------------------------------------------------------

     CABLE TELEVISION (4.3%)
<F3> Diva System Corp., 12.625%, 3/1/08              750,000          247,500
<F3> NTL, Inc., 9.75%, 4/1/08                      1,250,000          850,000
     NTL, Inc., 11.50%, 10/1/08 (144A)               250,000          281,875
     Supercanal Holdings S.A.,
        11.50%, 5/15/05 (144A)                       500,000          225,000
<F3> 21st Century Telecom,
        12.25%, 2/15/08                              500,000          190,000
--------------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                         1,794,375
--------------------------------------------------------------------------------

     CONSUMER RELATED (3.5%)
     CONSUMER STAPLES (0.3%)
<F3> SF Holdings Group, Inc.,
        12.75%, 3/15/08                              475,000          125,875
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FOODS/FOOD SERVICES (2.8%)
     Global Health Sciences, Inc.,
        11.0%, 5/1/08 (144A)                         500,000         $325,000
     Iowa Select Farms L.P.,
        10.75%, 12/1/05 (144A)                     1,000,000          801,250
     Planet Hollywood, 12.00%, 4/1/05                250,000           65,000
--------------------------------------------------------------------------------
     TOTAL                                                          1,191,250
--------------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS (0.1%)
<F3> Diamond Brands, 12.875%, 4/15/09                250,000           57,813
--------------------------------------------------------------------------------

     SOAPS & TOILETRIES (0.3%)
     Styling Technologies,
        10.875%, 7/1/08                              150,000          145,500
--------------------------------------------------------------------------------
     TOTAL CONSUMER RELATED                                         1,520,438
--------------------------------------------------------------------------------

     ENERGY RELATED (11.4%)
     OIL AND GAS INDEPENDENT (6.8%)
     Belden & Blake Corp.,
        9.875%, 6/15/07                            1,050,000          666,750
     Chesapeake Energy, 9.625%, 5/1/05               975,000          811,688
     Forest Oil Corp., 10.50%, 1/15/06               500,000          510,000
     Gothic Production Corp.,
        11.125%, 5/1/05                              550,000          426,250
     Pioneer Natural Resources, Inc.,
        8.875%, 4/15/05                              200,000          192,751
     Pioneer Natural Resources, Inc.,
        8.250%, 8/15/07                              100,000           92,084
     Pioneer Natural Resources, Inc.,
        6.50%, 1/15/08                               200,000          165,040
--------------------------------------------------------------------------------
     TOTAL                                                          2,864,563
--------------------------------------------------------------------------------

     OIL FIELD SERVICES (3.6%)
     Grey Wolf Industries, Inc.,
        8.875%, 7/1/07                               100,000           78,500
     Pride Pete Services, Inc.,
        9.375%, 5/1/07                               525,000          506,625
     R & B Falcon Corp.,
        9.5%, 12/15/08 (144A)                        700,000          630,000
     RBF Finance Co.,
        11.00%, 3/15/06 (144A)                       185,000          192,863
     RBF Finance Co.,
        11.375%, 3/15/09 (144A)                      115,000          120,463
--------------------------------------------------------------------------------
     TOTAL                                                          1,528,451
--------------------------------------------------------------------------------

     REFINING (1.0%)
     PDV America, Inc., 7.875%, 8/1/03               450,000          423,412
--------------------------------------------------------------------------------
     TOTAL ENERGY RELATED                                           4,816,426
--------------------------------------------------------------------------------


                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FINANCE (8.7%)
     BANKS (1.0%)
     B.F. Saul Real Estate, 9.75%, 4/1/08            450,000         $416,250
--------------------------------------------------------------------------------

     FINANCE COMPANIES (5.7%)
     Arcadia Financial Ltd.,
        11.50%, 3/15/07                            1,350,000        1,053,000
     Metris Companies, Inc.,
        10.%, 11/1/04                                650,000          653,250
     PDV S.A. Finance,
        9.75%, 2/15/10 (144A)                        700,000          695,268
--------------------------------------------------------------------------------
     TOTAL                                                          2,401,518
--------------------------------------------------------------------------------

     INSURANCE (2.0%)
     Superior National Capital Trust I,
        10.75%, 12/1/17                              850,000          850,000
--------------------------------------------------------------------------------
     TOTAL FINANCE                                                  3,667,768
--------------------------------------------------------------------------------

     HEALTHCARE (5.9%)
     Columbia/HCA Healthcare, Inc.,
        7.25%, 5/20/08                               400,000          361,613
     Loewen Group, Inc., 8.25%, 10/15/03             200,000          107,000
     Loewen Group, Inc., 7.6%, 6/1/08                600,000          315,000
     Magellan Health Services, Inc.,
        9.0%, 2/15/08                                500,000          430,000
     Total Renal Canal, 7.0%, 5/15/09              1,400,000        1,060,500
     Vencor, Inc., 9.875%, 5/1/05                  1,300,000          208,000
--------------------------------------------------------------------------------
     TOTAL HEALTHCARE                                               2,482,113
--------------------------------------------------------------------------------

     LEISURE (5.8%)
     GAMING (1.2%)
     Circus Circus Enterprise,
        9.25%, 12/1/05                               300,000          312,750
     Trump Hotels & Casino Resorts,
        15.50%, 6/15/05                              200,000          208,000
--------------------------------------------------------------------------------
     TOTAL                                                            520,750
--------------------------------------------------------------------------------

     LEISURE RELATED (1.0%)
<F3> Hedstrom Holdings Inc.,
        12.00%, 6/1/09                             1,110,000          410,700
--------------------------------------------------------------------------------

     LODGING/RESORTS (2.4%)
     HMH Properties, Inc.,
        8.45%, 12/1/08                               300,000          298,500
     John Q Hammon, Inc.,
        8.875%, 2/15/04                              100,000           93,000
     ITT Corp., 6.75%, 11/15/05                      100,000           89,811
     ITT Corp., 7.375%, 11/15/15                     600,000          517,522
--------------------------------------------------------------------------------
     TOTAL                                                            998,833
--------------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     MOVIE THEATERS (1.2%)
     Hollywood Theaters, Inc.,
        10.625%, 8/1/07                              550,000         $385,000
     Silver Cinemas, 10.50%, 4/15/05                 200,000          108,000
--------------------------------------------------------------------------------
     TOTAL                                                            493,000
--------------------------------------------------------------------------------
     TOTAL LEISURE                                                  2,423,283
--------------------------------------------------------------------------------

     OTHER INDUSTRIES (6.6%)
     AUTO RELATED (0.5%)
     Exide Corporation,
        2.90%, 12/15/05 (144A)                       400,000          222,000
--------------------------------------------------------------------------------

     BUILDING & CONSTRUCTION (0.7%)
     United Rentals, Inc.,
        9.25%, 1/15/09 (144A)                        300,000          300,000
--------------------------------------------------------------------------------
     HOUSEHOLD FURNISHINGS, APPLIANCES (3.1%)
     Corning Consumer Products Co.,
        9.625%, 5/1/08                             1,000,000          790,000
     Renter's Choice, 11.0%, 8/15/08                 500,000          521,250
--------------------------------------------------------------------------------
     TOTAL                                                          1,311,250
--------------------------------------------------------------------------------

     REAL ESTATE (2.3%)
     Crescent Real Estate, 7.00%, 9/15/02            650,000          610,158
     Crescent Real Estate, 7.50%, 9/15/07            400,000          350,643
--------------------------------------------------------------------------------
     TOTAL                                                            960,801
--------------------------------------------------------------------------------
     TOTAL OTHER INDUSTRIES                                         2,794,051
--------------------------------------------------------------------------------

     SERVICES (1.3%)
     Decisionone Holdings,
        9.75%, 8/1/07                                325,000           22,750
<F3> Decisionone Holdings,
        11.50%, 8/1/08                               750,000            3,750
     Decisionone Holdings,
        7.94%, 8/7/05                                 27,617           10,218
     Decisionone Holdings,
        7.98%, 8/7/05                                 39,769           14,714
     Decisionone Holdings,
        8.29%, 8/7/05                                  7,612            2,816
     Federal Data Corp.,
        10.125%, 8/1/05                              500,000          490,625
--------------------------------------------------------------------------------
     TOTAL SERVICES                                                   544,873
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (14.9%)
     Arch Communications,
        12.75%, 7/1/07                             1,400,000        1,260,000
<F3> Bestel S.A. de CV, 12.75%, 5/15/05              350,000          213,500
<F3> Call-Net Enterprises, 8.94%, 8/15/08            250,000          166,250

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F3> GST Network Funding, Inc.,
        10.50%, 5/1/08 (144A)                        500,000         $262,500
     Hyperion Telecommunications,
        12.25%, 9/1/04                             1,000,000        1,085,000
<F3> Intermedia Communications,
        11.25%, 7/15/07                              700,000          530,250
<F3> KMC Telecommunication Hldgs,
        12.50%, 2/15/08                            1,550,000          856,375
     Northeast Optic Network, Inc.,
        12.75%, 8/15/08                              800,000          832,000
     Splitrock Services, Inc.,
        11.75%, 7/15/08                              450,000          429,750
     Verio Inc., 11.25%, 12/1/08 (144A)              400,000          451,000
     Viatel, Inc., 11.50%, 4/15/08                   200,000          203,500
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                       6,290,125
--------------------------------------------------------------------------------

     TRANSPORTATION (4.4%)
     Greyhound Lines, Inc.,
        11.50%, 4/15/07                              400,000          460,000
     Navigator Gas Trans PLC,
        10.50%, 6/30/07 (144A)                       300,000          220,500
     Navigator Gas Trans PLC,
        12.00%, 6/30/07 (144A)                       200,000          126,000
     Stena AB, 8.75%, 6/15/07                        300,000          276,750
     Stena AB 10.50%, 12/15/05                       150,000          150,000
     Stena Line AB, 10.625%, 6/1/08                  800,000          606,000
--------------------------------------------------------------------------------
     TOTAL TRANSPORTATION                                           1,839,250
--------------------------------------------------------------------------------

     UTILITIES (0.2%)
     Monterrey Power Co.,
        9.625%, 11/15/09 (144A)                      100,000           82,500
--------------------------------------------------------------------------------
     TOTAL BONDS                                                   31,266,452
================================================================================

     PREFERRED STOCK (15.7%)
     BROADCASTING/MEDIA (8.5%)
     BROADCASTING (6.3%)
<F2> Cumulus Media, Inc.                              10,200        1,147,500
     Sinclair Capital                                 13,500        1,508,625
--------------------------------------------------------------------------------
     TOTAL                                                          2,656,125
--------------------------------------------------------------------------------

     PRINTING AND PUBLISHING (2.2%)
     Primedia, Inc.                                    9,000          931,500
--------------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       3,587,625
--------------------------------------------------------------------------------

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     CABLE TELEVISION (4.8%)
<F2> CSC Holdings, Inc.                               12,602       $1,452,381
<F2> NTL Inc.                                          3,090          351,488
<F2> 21st Century Telecom                              3,430          205,800
--------------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                         2,009,669
--------------------------------------------------------------------------------

     BANKS (0.5%)
     California Fed Pfd Capital                        8,000          212,000
--------------------------------------------------------------------------------

     HEALTHCARE (0.6%)
     Fresenius Medical, 7.875%, 2/1/08               250,000          245,625
--------------------------------------------------------------------------------

     LEISURE RELATED (0.2%)
<F2> Samsonite Corp.                                   1,360           94,520
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.1%)
<F2> Hyperion Telecommunications                       4,080          375,360
<F2> Viatel, Inc.                                        366           78,690
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                         454,050
--------------------------------------------------------------------------------
     TOTAL PREFERRED STOCK                                          6,603,489
--------------------------------------------------------------------------------

     COMMON STOCK AND WARRANTS  (0.6%)
     CABLE TELEVISION (0.1%)
<F1> Diva System Corp.                                 2,250           29,250
<F1> 21st Century Telecom                              3,000            6,000
--------------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                            35,250
--------------------------------------------------------------------------------

     CONSUMER STAPLES (0.0%)
<F1> SF Holdings Group, Inc. (144A)                      950            1,900
--------------------------------------------------------------------------------

     FINANCE COMPANIES (0.0%)
<F1> Arcadia Financial, Ltd.                           1,000            1,000
--------------------------------------------------------------------------------

     LEISURE (0.2%)
<F1> Hedstrom Holdings, Inc. (144A)                   67,324           67,324
<F1> Samsonite Corp.                                   1,250            3,750
--------------------------------------------------------------------------------
     TOTAL LEISURE                                                     71,074
--------------------------------------------------------------------------------

     OIL & GAS INTERNATIONAL (0.2%)
     Star Gas                                          6,030           84,420
--------------------------------------------------------------------------------

     PROFESSIONAL SERVICES (0.0%)
<F1> Decisionone Holdings                                750                8
--------------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.1%)
<F1> Bestel S.A. de C.V.                                 350              350
<F1> KMC Telecom Holdings, Inc.                        1,750            4,375
<F1> Splitrock Services, Inc.                            450           27,000
--------------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                          31,725
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS                                  225,377
================================================================================


                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (10.7.%)
     FEDERAL GOVERNMENT & AGENCIES (4.0%)
     Federal Farm Credit, 4.80%, 4/1/99            1,700,000       $1,700,000
--------------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (2.4%)
     Quincy Capital Corp.,
        4.89%, 4/16/99                             1,000,000          997,963
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (2.9%)
     Household Finance Corp.,
        4.92%, 4/7/99                              1,200,000        1,199,016
--------------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (1.4%)
     Sears Roebuck Acceptance Corp.,
        4.87%, 4/7/99                                600,000          599,513
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 4,496,492
================================================================================
     TOTAL INVESTMENTS (101.2%)
        (COST $47,220,788)<F4>                                     42,591,810
================================================================================
     OTHER ASSETS, LESS LIABILITIES (-1.2%)                         (493,575)
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $42,098,235
================================================================================

<F1> Non-Income Producing

<F2> PIK - Payment in Kind

<F3> Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F4> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $47,270,202 and the net unrealized depreciation of investments based on that cost was $4,678,392 which is comprised of $1,388,733 aggregate gross unrealized appreciation and $6,067,125 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

--------------------
MUNICIPAL BOND FUND
--------------------
--------------------------------------------------------------------------------
  OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

  PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

  STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

  NET ASSETS:  $33.5 million
--------------------------------------------------------------------------------

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can generally raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Corporation (FGIC).<F1> Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date.

As indicated in the accompanying chart, the quality of securities held in the Fund is quite high, with 58% of total market value invested in bonds that are either insured or have been pre-refunded. In addition, 72% of the Fund's assets are invested in bonds rated AAA, the highest quality rating assigned by the major rating services.

Throughout most of 1998, municipal bonds were quite cheap relative to taxable bonds, as municipalities taking advantage of low interest rates to refinance old debt created a huge supply of bonds. The wave of refinancings has diminished, but there is still a substantial supply of newly issued bonds coming to market, and municipal bonds still appear to represent good value. This relative cheapness of municipal bonds should be considered by investors who may be making a choice between a municipal fund and a taxable bond fund.

For the fiscal year just ended and since inception, Mason Street Funds'/R Municipal Bond Fund has outperformed the Lehman Brothers Municipal Bond Index (which includes no sales charges). Upgrades of some issues in the portfolio and favorable positioning relative to interest rates have been key factors in this strong performance, especially over the last year.

<F1> Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
3/31/99

Insured Bonds                    47%
Revenue Bonds                    34%
Pre-refunded Bonds               11%
General Obligation Bonds          7%
Other Assets                      1%

                                                                  MARCH 31, 1999


PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX


MUNICIPAL BOND FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND CLASS A                            9,523    10,262    10,521    10,641    11,118    11,221    11,324
MUNICIPAL BOND FUND CLASS B                           10,000    10,734    10,985    11,093    11,551    11,639    11,727
MUNICIPAL BOND FUND CLASS B REDEMPTION VALUE                                                                      11,427
LEHMAN BROTHERS MUNICIPAL BOND INDEX                  10,000    10,656    10,945    11,071    11,584    11,654    11,758




TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)          6.42%               9.04%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                        6.20%               8.43%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. Recently the index included 49,335 issues totaling over $741 billion in market value. The index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     MUNICIPAL BONDS (98.6%)
     ALABAMA (2.5%)
     Jefferson County, Alabama Sewer,
        5.125%, 2/1/39  RB, FGIC                     850,000         $834,360
--------------------------------------------------------------------------------

     CALIFORNIA (3.1%)
     California Housing Financing
        Agency, 5.75%, 2/1/29
        RB, MBIA, AMT                              1,000,000        1,045,090
--------------------------------------------------------------------------------

     COLORADO (3.4%)
     Douglas County, Colorado School
        District RE.1, 6.5%, 12/15/16
        GO, PR, MBIA                               1,000,000        1,140,630
--------------------------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.1%)
     District of Columbia, 5.1%, 6/1/03
        GO, AMBAC                                  1,000,000        1,042,750
--------------------------------------------------------------------------------

     FLORIDA (6.5%)
     Dade County, Florida, Seaport,
        6.2%, 10/1/10 RB, MBIA                     1,000,000        1,154,730
     Dade County, Florida, Water &
        Sewer, 5.25%, 10/1/26 RB, FGIC             1,000,000        1,021,460
--------------------------------------------------------------------------------
     TOTAL                                                          2,176,190
--------------------------------------------------------------------------------

     GEORGIA (7.9%)
     Cartersville Development Authority
        Water & Waste Facility, 7.4%,
        11/1/10 RB, AMT                            1,000,000        1,222,610
     Fulton County Georgia Water &
        Sewer, 4.75%, 1/1/28 RB, FGIC              1,500,000        1,420,065
--------------------------------------------------------------------------------
     TOTAL                                                          2,642,675
--------------------------------------------------------------------------------

     ILLINOIS (14.8%)
     Chicago, Illinois Board of
        Education, 6.75%, 12/1/09
        GO,  AMBAC                                 1,000,000        1,190,280
     Chicago, Illinois O'Hare
        International Airport, 5.7%,
        1/1/08  RB, MBIA, AMT                      1,000,000        1,071,690
     Illinois State Sales Tax,
        6.375%, 6/15/17  RB                        1,000,000        1,128,710
     Metropolitan Fair & Exposition
        Illinois, 5.0%, 6/01/15  RB, BIGI
        Insurance purchased by MBIA                1,000,000          999,380
     Metropolitan Pier & Exposition,
        Dedicated State Tax, 0.0%,
        12/15/12  RB, MBIA                         1,140,000          586,769
--------------------------------------------------------------------------------
     TOTAL                                                          4,976,829
--------------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     KENTUCKY (3.4%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                              1,000,000       $1,133,620
--------------------------------------------------------------------------------

     MAINE (3.3%)
     Regional Waste System Inc., Maine
        Solid Waste Res Recovery
        Rev, 6.25%, 7/1/11 RB, AMT                 1,000,000        1,104,570
--------------------------------------------------------------------------------

     MICHIGAN (6.6%)
     Nice Community School District,
        Michigan, Marquette & Baraga
        Counties, 5.25%, 5/1/16
        GO, MBIA                                   1,000,000        1,018,590
     Pinckney Michigan Community
        Schools, 7.25%, 5/1/06 GO, FGIC            1,000,000        1,183,940
--------------------------------------------------------------------------------
     TOTAL                                                          2,202,530
--------------------------------------------------------------------------------

     NEBRASKA (3.1%)
     Nebraska Investment Financial
        Authority, Single Family Housing,
        6.25%, 3/1/21  RB, AMT, GNMA,
        FNMA, FHLMC                                  990,000        1,056,815
--------------------------------------------------------------------------------

     NEW YORK (22.3%)
     Metropolitan Transportation
        Authority, 5.625%, 7/1/25
        RB, MBIA                                   1,000,000        1,060,690
     New York City Municipal Water
        Finance Authority, 5.75%,
        6/15/29 RB                                 1,000,000        1,074,180
     New York St. Dormitory Authority,
        5.125%, 2/15/08 RB                         1,000,000        1,038,950
     New York St. Medical Care Facility
        Financing Agency, 5.375%,
        2/15/25  RB, FHA                           1,000,000        1,016,580
     Port Authority of New York and
        New Jersey, 5.75%, 12/1/25
        RB, AMT, MBIA                              1,000,000        1,060,450
     The City of New York, 6.0%,
        4/15/09 GO                                 1,000,000        1,099,760
     Tribourough Bridge & Tunnel
        Authority, 5.0%, 1/1/07  RB                1,080,000        1,128,147
--------------------------------------------------------------------------------
     TOTAL                                                          7,478,757
--------------------------------------------------------------------------------

     PENNSYLVANIA (5.0%)
     Allegheny County Hospital Dev
        Authority, 7.50%, 8/1/13 RB                1,690,000        1,673,100
--------------------------------------------------------------------------------


                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     TEXAS (10.3%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, AMT, GTD STD LNS                         965,000       $1,009,940
     Hays, Texas, Consolidated
        Independent School District,
        5.875%, 8/15/22 GO, PSF                    1,000,000        1,089,370
     Odessa Texas Junior College
        District, 8.125%, 12/1/18  RB              1,100,000        1,349,337
--------------------------------------------------------------------------------
     TOTAL                                                          3,448,647
--------------------------------------------------------------------------------

     WASHINGTON (3.3%)
     Washington State Public Power
        Supply System, 6.5%, 7/1/15
        RB, PR                                     1,000,000        1,102,850
--------------------------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                         33,059,413
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS (98.6%)
        (COST $31,542,240)<F1>                                     33,059,413
================================================================================
     OTHER ASSETS, LESS LIABILITIES (1.4%)                            482,143
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $33,541,556
================================================================================

<F1> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $31,609,965 and the net unrealized appreciation of investments based on that cost was $1,449,448 which is comprised of $1,535,015 aggregate gross unrealized appreciation and $85,567 aggregate gross unrealized depreciation.

 RB = Revenue Bond
 GO = General Obligation
 PR = Pre-refunded security will be called on the first call date
      (with certainty)
 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:
 MBIA (Municipal Bond Insurance Organization)
 AMBAC (AMBAC Indemnity Corporation)
 BIGI (Bond Investors Guarantee Insurance)
 GNMA (Government National Mortgage Association)
 FNMA (Federal National Mortgage Association)
 FHLMC (Federal Home Loan Mortgage Corporation)
 FHA (Federal Housing Authority)
 GTD STD LNS (Guaranteed Student Loans)
 PSF (Permanent School Fund, State of Texas)
 FGIC (Financial Guaranty Insurance Company)

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

-----------------
SELECT BOND FUND
-----------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

NET ASSETS:  $33.9 million
--------------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

For the fiscal year ended March 31, 1999, the Select Bond Fund has underperformed its benchmark, Merrill Lynch Domestic Master Index. However, performance has been in line with that of similar bond funds and has been good in the last six months. The major reason for the underperformance relative to the benchmark was the maintenance of a defensive posture on interest rates during the first three quarters of the fiscal year in the expectation that interest rates would rise; instead, rates declined. In the early months of 1999, continued strength in the U.S. economy and signs of improving conditions in emerging markets have enabled investment-grade bonds to recover from their weakness late in 1998. The Fund's performance benefited from positions taken in these securities during the period of weakness in the last months of 1998.

At the end of March, the Fund was concentrated in high-quality issues that are expected to retain their value in a market that may be volatile. The posture on interest rates remains defensive, as rates are now near historic lows.

PERCENTAGE HOLDINGS
3/31/99

Mortgage-Backed and
   Asset-Backed Securities       48%
Government and Government
   Agencies                      37%
Corporate Bonds                  12%
Money Market Investments          3%


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

                      M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO
MERRILL LYNCH DOMESTIC MASTER INDEX


SELECT BOND FUND
                                                     3/31/97   9/30/97  12/31/97   3/31/98   9/30/98  12/31/98   3/31/99
-------------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND CLASS A                               9,523    10,357    10,546    10,677    10,742    11,145    11,167
SELECT BOND FUND CLASS B                              10,000    10,837    11,016    11,134    11,165    11,564    11,568
SELECT BOND FUND CLASS B REDEMPTION VALUE                                                                         11,279
MERRILL LYNCH DOMESTIC
MASTER INDEX                                          10,000    10,712    11,027    11,205    11,955    12,005    11,934



TOTAL RETURN                                                        Average
                                                                    Annual
                                                 One                 Since
For the periods ended March 31, 1999             Year            Inception<F1>
--------------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)          4.60%               8.29%
--------------------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                             6.51%               9.24%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     BONDS (95.1%)
     CORPORATE BONDS (12.2%)
     BANK HOLDING COMPANIES (1.5%)
     NationsBank Lease Pass Thru Trust,
        Class 1, 7.442%, 1/10/11 (144A)              500,000         $516,950
--------------------------------------------------------------------------------

     COMMUNICATIONS (1.5%)
     AT&T Corporation, 5.625%, 3/15/04               500,000          497,647
--------------------------------------------------------------------------------

     ELECTRIC SERVICES (3.1%)
     Comed Financing II, 8.5%, 1/15/27               250,000          269,917
     PECO Energy Transition Trust,
        Class A7, 6.13%, 3/1/09                      800,000          795,088
--------------------------------------------------------------------------------
     TOTAL                                                          1,065,005
--------------------------------------------------------------------------------

     ENERGY (1.4%)
     Pemex Finance Ltd,
        9.15%, 11/15/18 (144A)                       500,000          470,999
--------------------------------------------------------------------------------

     FINANCE (2.6%)
<F2> Tokai Preferred Capital Co. LLC,
        9.98%, 12/29/49, (144A)                    1,000,000          890,000
--------------------------------------------------------------------------------

     RETAILERS (1.5%)
     LB Mortgage Trust - Class A3,
        8.396%, 1/20/17                              441,632          498,806
--------------------------------------------------------------------------------

     TEXTILES (0.6%)
<F1><F2> Polysindo International Finance,
         11.375%, 6/15/06                            800,000          200,000
--------------------------------------------------------------------------------
     TOTAL CORPORATE BONDS                                          4,139,407
--------------------------------------------------------------------------------

     GOVERNMENT BONDS
        (DOMESTIC AND FOREIGN)
        AND AGENCY BONDS  (36.0%)
     FOREIGN GOVERNMENT BONDS (5.3%)
<F3> Hellenic Republic, 7.5%, 5/20/13            150,000,000          554,330
<F3> Hellenic Republic, 8.8%, 6/19/07            150,000,000          576,012
     Republic of Argentina,
        11.75%, 4/7/09                               700,000          680,400
--------------------------------------------------------------------------------
     TOTAL                                                          1,810,742
--------------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (30.7%)
     Federal Home Loan Mortgage
        Corporation, 7.5%, 10/1/27                 1,169,151        1,199,411
     Federal National Mortgage
        Association, 5.97%, 10/1/08                  397,308          393,439
     Federal National Mortgage
        Association, 6.07%, 10/1/08                  248,840          248,088
     Federal National Mortgage
        Association, 6.22%, 2/1/06                   484,389          487,839

                                                                  MARCH 31, 1999

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Federal National Mortgage
        Association, 6.265%, 10/1/08                 248,883         $251,110
     Federal National Mortgage
        Association, 6.39%, 4/1/08                   493,052          501,419
     Federal National Mortgage
        Association, 6.96%, 10/1/07                  296,289          311,242
     Federal National Mortgage
        Association, 7.36%, 4/1/11                   480,776          520,324
     Federal National Mortgage
        Association, 10%, 10/1/17                     57,909           61,667
     Federal National Mortgage
        Association, 11%, 12/1/12                     49,375           53,706
     Federal National Mortgage
        Association, 11%, 9/1/17                     323,358          351,745
     Federal National Mortgage
        Association, 11%, 12/1/17                     97,687          106,406
     Federal National Mortgage
        Association, 11%, 2/1/18                     128,551          139,995
     Federal National Mortgage
        Association, 11.50%, 4/1/18                  196,561          217,213
     Federal National Mortgage
        Association, 12%, 9/1/12                     344,749          383,944
     Federal National Mortgage
        Association, 12%, 12/1/12                     65,199           72,873
     Federal National Mortgage
        Association, 12%, 9/1/17                     116,422          130,395
     Federal National Mortgage
        Association, 12%, 10/1/17                    147,075          164,727
     Federal National Mortgage
        Association, 12%, 12/1/17                     90,297          101,200
     Federal National Mortgage
        Association, 12%, 2/1/18                     119,793          134,227
     Federal National Mortgage
        Association, 12.25%, 1/1/18                   69,488           77,607
     Federal National Mortgage
        Association, 12.50%, 4/1/18                   87,515           98,434
     Federal National Mortgage
        Association, 13%, 11/1/07                    217,414          247,948
     Federal National Mortgage
        Association, 13%, 11/1/12                     49,627           56,398
     Federal National Mortgage
        Association, 13%, 12/1/17                     64,411           73,437
     Federal National Mortgage
        Association, 13%, 2/1/18                     168,616          192,282
     Federal National Mortgage
        Association, 14%, 12/1/17                     45,599           53,444
     Government National Mortgage
        Association, 7.5%, 6/15/28                   325,180          334,733

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Government National Mortgage
        Association, 8.0%, 12/15/26                  403,391         $420,022
     Government National Mortgage
        Association, 8.0%, 7/15/27                   248,443          258,701
     Government National Mortgage
        Association, 11%, 1/15/18                    434,691          488,904
     US Treasury, 4.50%, 1/31/01                     100,000           99,063
     US Treasury, 4.75%, 11/15/08                  1,000,000          963,125
     US Treasury, 5.25%, 2/15/29                     210,000          198,713
     US Treasury, 5.50%, 8/15/28                     200,000          191,250
     Vendee Mortgage Trust,
        .495%, 6/15/23 IO                         33,037,620          579,480
     Vendee Mortgage Trust, Class E,
         6.5%, 3/15/29                               250,000          246,272
--------------------------------------------------------------------------------
     TOTAL                                                         10,410,783
--------------------------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                             12,221,525
--------------------------------------------------------------------------------

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES  (46.9%)
     COMMERCIAL MORTGAGES (32.1%)
     Asset Securitization Corporation,
        Class CS1, 1.257%, 11/13/26 IO            15,243,185          522,384
     Asset Securitization Corporation,
        Class A3, 6.371%, 2/14/41                    450,000          439,029
<F2> Chase Commercial Mortgage
        Securities Corp., Class A2, 6.60%,
        12/12/29                                     500,000          507,740
<F2> Chase Commercial Mortgage
        Securities Corp., Class B,
        6.60%, 12/12/29                              500,000          504,720
     Credit Suisse First Boston Mortgage
        Securities Corp., Class B,
        9.591%, 4/25/25 (144A)                       457,000          509,509
     Credit Suisse First Boston Mortgage
        Securities Corp., Class A2,
        7.26%, 6/20/29 (144A)                        242,601          251,279
<F2> Credit Suisse First Boston Mortgage
        Securities Corp., Class B,
        7.28%, 6/20/29 (144A)                        250,000          259,620
<F2> Criimi Mae Commercial Mortgage
        Trust, Class A1, 7.0%, 11/2/06               500,000          486,075
     Criimi Mae Commercial Mortgage
        Trust, Class B, 7.0%, 11/2/11                600,000          477,000
     Comed Transitional Funding Trust,
        Class A7, 5.74%, 12/25/10                    750,000          726,788
<F2> Commercial Mortgage Acceptance
        Corporation, Class B,
        6.413%, 12/15/30                             500,000          501,855
     Commercial Mortgage Asset Trust,
        Class C, 7.35%, 8/17/13                      750,000          743,558

                      M A S O N   S T R E E T   F U N D S

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     DLJ Mortgage Acceptance Corp.,
        Class S, .3571%, 10/15/17
        (144A) IO                                 29,576,173         $649,289
     DLJ Mortgage Acceptance Corp.,
        Class S, .718%, 2/15/31
        (144A) IO                                 20,089,256          818,838
     DLJ Mortgage Acceptance Corp.,
        Class A1, 8.1%, 6/18/04                      317,260          339,548
     DLJ Mortgage Acceptance Corp.,
        Class A2, 8.1%, 6/18/04                      350,000          375,231
     Merrill Lynch Mortgage
        Investors, Inc., Class E,
        8.336%, 6/25/22 (144A)                       500,000          498,115
     Morgan Stanley Capital, Class A3,
        7.3875%, 8/15/06                             400,000          425,732
     Midland Realty Acceptance Corp.,
        Class AEC, 1.389%, 1/25/29
        (144A) IO                                  9,242,185          600,187
<F2> Nomura Asset Securities Corp.,
        6.326%, 3/15/30                              200,000          199,936
<F2> Nomura Asset Securities Corp.,
        6.906%, 3/15/30                              600,000          574,674
<F2> Red Mountain Funding L. L. C.,
        Class E, 7.365%, 1/15/19 (144A)              176,000          154,206
<F2> Red Mountain Funding L. L. C.,
        Class F, 7.471%, 1/15/19 (144A)              400,000          311,856
--------------------------------------------------------------------------------
     TOTAL                                                         10,877,169
--------------------------------------------------------------------------------

     CREDIT CARD ASSET-BACKED (0.7%)
<F2> Iroquois Trust, Class A,
        6.752%, 6/25/07 (144A)                       250,000          251,840
--------------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLES (5.0%)
     EMAC Owner Trust, 1.378%,
        1/15/23 (144A) IO                         13,731,274          991,226
     EMAC Owner Trust, Class A2,
        6.38%, 4/15/07 (144A)                        400,000          393,548
     Global Franchise Trust, Class A1,
        6.349%, 4/10/04 (144A)                       301,212          300,377
--------------------------------------------------------------------------------
     TOTAL                                                          1,685,151
--------------------------------------------------------------------------------

     HOME EQUITY LOAN (0.9%)
     Amresco Residential Securities,
        Class A2, 6.245%, 4/25/22                    300,000          301,317
--------------------------------------------------------------------------------

     MANUFACTURED HOUSING (1.8%)
     Mid-State Trust VI, Class A3,
        7.54%, 7/1/35                                589,162          605,764
--------------------------------------------------------------------------------

                                                  Shares/Par     Market Value
--------------------------------------------------------------------------------
     OTHER ASSET-BACKED (4.2%)
     FMAC Loan Receivables Trust 98-A,
        6.2%, 9/15/20                                261,950         $259,495
     Harley-Davidson Eaglemark Trust,
        Class A2, 5.87%, 4/15/04                     300,000          301,455
     Health Care Rec. Securitization
        Program, 6.25%, 2/1/03                       125,000          124,805
<F2> Heilig Meyers Master Trust,
        6.125%, 1/20/07                              500,000          503,330
     Newcourt Equipment - Class B,
        6.764%, 9/20/04 (144A)                       237,572          236,384
--------------------------------------------------------------------------------
     TOTAL                                                          1,425,469
--------------------------------------------------------------------------------

     RESIDENTIAL MORTGAGES (2.2%)
     BCF LLC Mortgage Pass Thru
        Certificate, Class B3, 7.75%,
        3/25/37 (144A)                               326,249          308,590
     Blackrock Capital Finance, Class B3,
        7.25%, 11/25/28 (144A)                       487,444          425,831
--------------------------------------------------------------------------------
     TOTAL                                                            734,421
--------------------------------------------------------------------------------

     TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                                       15,881,131
--------------------------------------------------------------------------------
     TOTAL BONDS                                                   32,242,063
================================================================================

     WARRANTS (0.0%)
     FOREIGN GOVERNMENT (0.0%)
     Republic of Argentina                               600            1,500
--------------------------------------------------------------------------------

     MONEY MARKET INVESTMENTS (4.4%)
     FEDERAL GOVERNMENT AND AGENCIES (1.2%)
<F2> Federal Home Loan Mortgage
        Corporation, 4.75%, 5/17/99                  400,000          397,572
--------------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (3.2%)
     Household Finance Company,
        4.919%, 4/7/99                             1,100,000        1,099,098
--------------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                 1,496,670
================================================================================
     TOTAL INVESTMENTS (99.5%)
        (COST $34,959,371)<F4>                                     33,740,233
================================================================================
     OTHER ASSETS, LESS LIABILITIES (0.5%)                            163,637
================================================================================
     TOTAL NET ASSETS (100.0%)                                    $33,903,870
================================================================================

                                                                  MARCH 31, 1999

IO - Interest Only Security

<F1> Defaulted Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F2> Partially held by the custodian in a segregated account as collateral for open futures and forward positions. Information regarding open futures contracts as of March 31, 1999 is summarized below:

                                                                    Unrealized
                                    Number of        Expiration   Appreciation/
Issuers                             Contracts           Date      (Depreciation)
--------------------------------------------------------------------------------
 U.S. Treasury Bond Futures
       (Total notional value at
          3/31/99, $3,613,125)          30              6/99         ($3,750)
  90 Day Euro Futures
       (Total notional value at
          3/31/99, $2,614,950)          11              9/99           $5,337

<F3> Foreign security denominated in Greek Drachma.

<F4> At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $35,035,547 and the net unrealized depreciation of investments based on that cost was $1,295,314 which is comprised of $2,202,622 aggregate gross unrealized appreciation and $3,497,936 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

FINANCIAL STATEMENTS

AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $37,833,914)                                  $46,476,805
Money Market Investments (cost $2,992,508)                          2,992,508
--------------------------------------------------------------------------------
                                                                   49,469,313
--------------------------------------------------------------------------------
Cash                                                                   16,183
Due from Sale of Securities                                           321,356
Due from Sale of Fund Shares                                           12,906
Unamortized Organizational Costs                                       12,398
Dividends and Interest Receivable                                       6,542
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  49,838,698
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                       1,243,007
Other Accrued Liabilities                                              35,162
Due on Redemption of Fund Shares                                        8,791
Accrued Shareholder Servicing Fees                                      6,099
Accrued Distribution Expense                                            4,187
Accrued Administrative Fees                                             3,514
Due to Investment Advisor                                               2,253
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                              1,303,013
--------------------------------------------------------------------------------
NET ASSETS                                                        $48,535,685
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,538,371 shares outstanding)                            $38,075,593
Undistributed Accumulated Net
  Realized Gain on Investments                                      1,817,201
Net Unrealized Appreciation of
  Investment Securities                                             8,642,891
--------------------------------------------------------------------------------
NET ASSETS FOR 3,538,371
 SHARES OUTSTANDING                                               $48,535,685
================================================================================
Per Share of Class A (Based on 3,192,576
  Shares Issued and Outstanding):
     OFFERING PRICE                                                    $14.41
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $13.73
================================================================================
Per Share of Class B (Based on 345,795
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $13.58
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $182,050
  Dividends                                                            30,227
--------------------------------------------------------------------------------
     TOTAL INCOME                                                     212,277
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     327,894
  Shareholder Servicing Fees                                          109,298
  Transfer Agent Fees                                                  86,748
  Distribution Fees:
     Class A                                                           40,381
     Class B                                                           25,032
  Other Expenses                                                       52,843
  Administrative Fees                                                  43,719
  Registration Fees                                                    25,234
  Custody Fees                                                         20,459
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   731,608
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (4,905)
       Expenses Reimbursed by Affiliates                            (141,566)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               585,137
--------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                               (372,860)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                             2,388,192
  Futures Contracts                                                   158,149
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS                               2,546,341
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of
  Investment Securities                                           (3,477,719)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (931,378)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(1,304,238)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Loss                                                                  $(372,860)               $(332,166)
     Net Realized Gain on Investments                                                      2,546,341                1,864,006
     Net Change in Unrealized Appreciation (Depreciation) of Investments                 (3,477,719)               12,120,610
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                   (1,304,238)               13,652,450
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (700,361)              (1,513,217)
     Distributions to Class B Shareholders from Net Realized Gain on Investments            (69,963)                 (45,705)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders             (770,324)              (1,558,922)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 416,459 and 2,757,475 Shares                                    5,382,644               28,325,850
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (50,009 and 121,508 shares, respectively)                                             699,202                1,511,566
     Payments for 145,127 and 8,348 Shares Redeemed                                      (1,845,647)                (110,997)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (321,341 and 2,870,635 shares, respectively)     4,236,199               29,726,419
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 241,417 and 126,434 Shares                                      3,182,223                1,647,644
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (5,009 and 3,678 shares, respectively)                                                 69,331                   45,607
     Payments for 30,203 and 1,140 Shares Redeemed                                         (387,831)                 (14,873)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (216,223 and 128,972 shares, respectively)       2,863,723                1,678,378
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                             5,025,360               43,498,325

NET ASSETS
  Beginning of Year                                                                       43,510,325                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                                            $48,535,685              $43,510,325
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $14.50            $10.00           $14.43            $10.00
     Income from Investment Operations:
       Net Investment Loss<F1>                                    (0.11)            (0.12)           (0.19)            (0.21)
       Net Realized and Unrealized Gains on Investments           (0.43)              5.18           (0.43)              5.18
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        (0.54)              5.06           (0.62)              4.97
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                     0.00              0.00             0.00              0.00
       Distributions from Realized Gains on Investments           (0.23)            (0.56)           (0.23)            (0.54)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.23)            (0.56)           (0.23)            (0.54)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $13.73            $14.50           $13.58            $14.43
================================================================================================================================
   TOTAL RETURN<F2>                                              (3.78)%            51.57%          (4.35)%            50.59%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $43,840,289       $41,640,193       $4,695,396        $1,870,132
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.62%             1.64%            2.27%             2.29%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.30%             1.30%            1.95%             1.95%
================================================================================================================================
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS            (0.80)%           (0.96)%          (1.45)%           (1.61)%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                        84.46%            64.91%           84.46%            64.91%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $31,804,254)                                  $30,074,939
Money Market Investments (cost $500,000)                              500,000
--------------------------------------------------------------------------------
                                                                   30,574,939
--------------------------------------------------------------------------------
Due from Sale of Securities                                           935,405
Dividends Receivable                                                  164,312
Due from Foreign Currency Contracts                                    81,385
Due from Purchase of Fund Shares                                       73,603
Unamortized Organizational Costs                                       12,387
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  31,842,031
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         394,125
Due on Foreign Currency Contracts                                      81,432
Due to Investment Advisor                                              53,508
Other Accrued Liabilities                                              36,738
Accrued Administrative Fees                                             8,923
Accrued Shareholder Servicing Fees                                      3,085
Accrued Distribution Expense                                            2,546
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                580,357
--------------------------------------------------------------------------------
NET ASSETS                                                        $31,261,674
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,441,986 shares outstanding)                            $34,067,715
Undistributed Net Investment Income                                    72,169
Undistributed Accumulated Net
  Realized Loss on Investments                                    (1,147,704)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                           (1,732,310)
  Foreign Currency Transactions                                         1,804
--------------------------------------------------------------------------------
NET ASSETS FOR 3,441,986
  SHARES OUTSTANDING                                              $31,261,674
================================================================================
Per Share of Class A (Based on
  3,140,837 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $9.54
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $9.09
================================================================================
Per Share of Class B (Based on 301,149
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $9.03
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $78,116)                   $854,799
  Interest                                                            173,842
--------------------------------------------------------------------------------
     TOTAL INCOME                                                   1,028,641
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     252,599
  Shareholder Servicing Fees                                           74,294
  Transfer Agent Fees                                                  66,942
  Custody Fees                                                         46,635
  Distribution Fees:
     Class A                                                           27,608
     Class B                                                           15,819
  Administrative Fees                                                  29,718
  Registration Fees                                                    23,725
  Audit Fees                                                           19,628
  Shareholder Reporting Expenses                                       11,297
  Other Expenses                                                        5,424
  Directors Fees                                                        5,034
  Professional Fees                                                     1,564
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   580,287
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (75,948)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               504,339
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               524,302
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                             (118,418)
  Foreign Currency Transactions                                      (46,803)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE YEAR                                                 (165,221)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                        (3,154,158)
     Foreign Currency Transactions                                      2,492
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION                      (3,151,666)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (3,316,887)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(2,792,585)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                  $524,302                 $636,372
     Net Realized Gain (Loss) on Investments                                               (165,221)                  181,411
     Net Change in Unrealized Appreciation (Depreciation) of Investments and
       Foreign Currency Transactions                                                     (3,151,666)                1,421,161
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                   (2,792,585)                2,238,944
--------------------------------------------------------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                      (488,292)                (575,912)
     Distributions to Class A Shareholders from Net Realized Gain on Investments         (1,103,595)                        -
     Distributions to Class B Shareholders from Net Investment Income                       (34,474)                 (18,152)
     Distributions to Class B Shareholders from Net Realized Gain on Investments           (101,379)                        -
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (1,727,740)                (594,064)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 268,605 and 2,746,325 Shares                                    2,576,879               27,522,507
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (177,719 and 59,873 shares, respectively)                                           1,588,807                  575,381
     Payments for 88,775 and 23,510 Shares Redeemed                                        (830,681)                (244,631)
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (357,549 and 2,782,688 shares, respectively)     3,335,005               27,853,257
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 173,803 and 141,383 Shares                                      1,643,961                1,436,283
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (15,136 and 1,897 shares, respectively)                                               134,559                   18,150
     Payments for 24,956 and 6,714 Shares Redeemed                                         (228,283)                 (67,813)
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (163,983 and 136,566 shares, respectively)       1,550,237                1,386,620
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                               364,917               30,884,757

NET ASSETS
  Beginning of Year                                                                       30,896,757                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $72,169 AND $115,120, RESPECTIVELY)                                                 $31,261,674              $30,896,757
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $10.58            $10.00           $10.53            $10.00
     Income from Investment Operations:
       Net Investment Income                                    0.19<F1>          0.24<F2>         0.14<F1>          0.10<F2>
       Net Realized and Unrealized Gains on Investments           (1.13)              0.56           (1.13)              0.63
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        (0.94)              0.80           (0.99)              0.73
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.17)            (0.22)           (0.13)            (0.20)
       Distributions from Realized Gains on Investments           (0.38)              0.00           (0.38)              0.00
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.55)            (0.22)           (0.51)            (0.20)
--------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Year                                    $9.09            $10.58            $9.03            $10.53
================================================================================================================================
   TOTAL RETURN<F2>                                              (8.85)%             8.19%          (9.36)%             7.49%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $28,543,601       $29,451,833       $2,718,073        $1,444,924
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.91%             2.13%            2.56%             2.78%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.65%             1.65%            2.30%             2.30%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            2.34%             2.34%            1.69%             1.69%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                       198.46%            10.07%          198.46%            10.07%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F3> Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $27,785,713)                                  $42,746,261
Money Market Investments (cost $10,185,618)                        10,185,618
--------------------------------------------------------------------------------
                                                                   52,931,879
--------------------------------------------------------------------------------
Cash                                                                   31,208
Due from Sale of Securities                                           126,111
Dividends and Interest Receivable                                      37,114
Due from Sale of Fund Shares                                           31,277
Unamortized Organizational Costs                                       12,398
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  53,169,987
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         427,715
Futures Variation Margin                                              117,600
Other Accrued Liabilities                                              34,874
Due to Investment Advisor                                              10,787
Due on Redemption of Fund Shares                                        7,740
Accrued Distribution Expense                                            4,073
Accrued Administrative Fees                                             3,967
Accrued Registration Fees                                               1,926
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                608,682
--------------------------------------------------------------------------------
NET ASSETS                                                        $52,561,305
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,316,769 shares outstanding)                            $36,269,315
Undistributed Net Investment Income                                    31,661
Undistributed Accumulated Net
  Realized Gain on Investments                                      1,415,918
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            14,960,548
  Index Futures Contracts                                           (116,137)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,316,769
  SHARES OUTSTANDING                                              $52,561,305
================================================================================
Per Share of Class A (Based on
  3,093,172 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $16.65
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $15.86
================================================================================
Per Share of Class B (Based on 223,597
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $15.73
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           $401,017
  Dividends (less foreign dividend tax of $4,630)                     349,620
--------------------------------------------------------------------------------
     TOTAL INCOME                                                     750,637
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     328,924
  Shareholder Servicing Fees                                          109,642
  Transfer Agent Fees                                                  70,694
  Distribution Fees:
     Class A                                                           41,978
     Class B                                                           14,087
  Administrative Fees                                                  43,857
  Registration Fees                                                    24,837
  Other Expenses                                                       23,736
  Shareholder Reporting Expenses                                       19,639
  Custody Fees                                                         17,842
  Directors Fees                                                        5,019
  Professional Fees                                                     2,369
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   702,624
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (3,470)
       Expenses Reimbursed by Affiliates                            (120,279)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               578,875
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               171,762
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                             1,681,853
  Index Futures Contracts                                             826,034
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS                               2,507,887
--------------------------------------------------------------------------------
Net Change in Unrealized
  Appreciation (Depreciation) of:
  Investment Securities                                             5,368,923
  Index Futures Contracts                                           (165,106)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS                                               5,203,817
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                             7,711,704
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $7,883,466
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999



STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                  $171,762                  $90,829
     Net Realized Gain on Investments                                                      2,507,887                1,966,059
     Net Change in Unrealized Appreciation of Investments                                  5,203,817                9,640,593
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                                7,883,466               11,697,481
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                      (164,011)                (134,147)
     Distributions to Class A Shareholders from Net Realized Gain on Investments         (2,145,824)                (787,500)
     Distributions to Class B Shareholders from Net Investment Income                        (1,201)                  (1,034)
     Distributions to Class B Shareholders from Net Realized Gain on Investments           (114,146)                 (10,555)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (2,425,182)                (933,236)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 259,874 and 2,643,059 Shares                                    3,785,341               26,708,776
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (151,179 and 75,479 shares, respectively)                                           2,303,970                  921,596
     Payments for 29,649 and 7,370 Shares Redeemed                                         (440,425)                 (90,416)
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (381,404 and 2,711,168 shares, respectively)     5,648,886               27,539,956
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 169,083 and 56,279 Shares                                       2,461,603                  707,826
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (7,480 and 951 shares, respectively)                                                  113,195                   11,573
     Payments for 10,793 and 3 Shares Redeemed                                             (156,222)                     (41)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (165,770 and 57,227 shares, respectively)        2,418,576                  719,358
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            13,525,746               39,023,559

NET ASSETS
  Beginning of Year                                                                       39,035,559                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $31,661 AND $23,034, RESPECTIVELY)                                                  $52,561,305              $39,035,559
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

M A S O N   S T R E E T   F U N D S


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $14.10            $10.00           $14.03            $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                 0.04          0.04<F1>           (0.01)        (0.05)<F1>
       Net Realized and Unrealized Gains on Investments             2.52              4.41             2.46              4.41
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          2.56              4.45             2.45              4.36
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.06)            (0.05)           (0.01)            (0.03)
       Distributions from Realized Gains on Investments           (0.74)            (0.30)           (0.74)            (0.30)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.80)            (0.35)           (0.75)            (0.33)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $15.86            $14.10           $15.73            $14.03
================================================================================================================================
   TOTAL RETURN<F2>                                               18.36%            45.08%           17.66%            44.12%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $49,045,112       $38,224,386       $3,516,193          $811,173
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.57%             1.63%            2.22%             2.28%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.30%             1.30%            1.95%             1.95%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME
    (LOSS) TO AVERAGE NET ASSETS                                   0.42%             0.29%          (0.23)%           (0.36)%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                        32.00%            37.52%           32.00%            37.52%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $46,395,132)                                  $49,648,205
--------------------------------------------------------------------------------
Cash                                                                  218,654
Due from Sale of Securities                                           833,736
Dividends and Interest Receivable                                      46,796
Due from Sale of Fund Shares                                           41,034
Unamortized Organizational Costs                                       12,398
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  50,800,823
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         771,252
Due on Redemption of Fund Shares                                       47,114
Other Accrued Liabilities                                              33,955
Accrued Shareholder Servicing Fees                                      6,441
Accrued Administrative Fees                                             3,765
Due to Investment Advisor                                               2,044
Accrued Registration Fees                                               2,034
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                866,605
--------------------------------------------------------------------------------
NET ASSETS                                                        $49,934,218
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,180,038 shares outstanding)                            $44,455,680
Undistributed Accumulated Net
  Realized Gain on Investments                                      2,225,465
Net Unrealized Appreciation of
  Investment Securities                                             3,253,073
--------------------------------------------------------------------------------
NET ASSETS FOR 4,180,038
  SHARES OUTSTANDING                                              $49,934,218
================================================================================
Per Share of Class A (Based on
  3,815,853 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $12.56
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $11.96
================================================================================
Per Share of Class B (Based on 364,185
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $11.85
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                          $556,470
  Interest                                                             43,910
--------------------------------------------------------------------------------
     TOTAL INCOME                                                     600,380
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     281,475
  Shareholder Servicing Fees                                          108,260
  Transfer Agent Fees                                                  76,180
  Distribution Fees:
     Class A                                                           40,386
     Class B                                                           21,884
  Administrative Fees                                                  43,304
  Custody Fees                                                         27,897
  Registration Fees                                                    25,744
  Shareholder Reporting Expense                                        19,052
  Audit Fee Expense                                                    17,175
  Other Expenses                                                        6,852
  Directors Fees                                                        5,020
  Professional Fees                                                     2,694
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   675,923
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (3,684)
       Expenses Reimbursed by Affiliates                            (137,303)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               534,936
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                65,444
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net Realized Gain on Investments                                    6,155,592
Net Change in Unrealized Depreciation
  of Investments                                                  (1,313,276)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                             4,842,316
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $4,907,760
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                   $65,444                 $116,137
     Net Realized Gain on Investments                                                      6,155,592                6,264,818
     Net Change in Unrealized Appreciation (Depreciation) of Investments                 (1,313,276)                4,566,349
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                                4,907,760               10,947,304
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                      (117,640)                (152,006)
     Distributions to Class A Shareholders from Net Realized Gain on Investments         (5,828,791)              (3,768,242)
     Distributions to Class B Shareholders from Net Investment Income                        (1,006)                  (2,604)
     Distributions to Class B Shareholders from Net Realized Gain on Investments           (483,341)                 (92,540)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (6,430,778)              (4,015,392)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 330,443 and 2,700,758 Shares                                    4,055,376               27,377,915
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (507,846 and 366,764 shares, respectively)                                          5,942,527                3,917,041
     Payments for 60,751 and 29,807 Shares Redeemed                                        (731,924)                (358,157)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (777,538 and 3,037,715 shares, respectively)     9,265,979               30,936,799
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 237,668 and 116,172 Shares                                      2,839,000                1,379,764
  Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (38,833 and 8,931 shares, respectively)                                               450,878                   95,020
     Payments for 35,912 and 2,107 Shares Redeemed                                         (428,239)                 (25,877)
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (240,589 and 122,996 shares, respectively)       2,861,639                1,448,907
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            10,604,600               39,317,618

NET ASSETS
  Beginning of Year                                                                       39,329,618                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $28,998, RESPECTIVELY)                                                       $49,934,218              $39,329,618
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $12.44            $10.00           $12.37            $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                                 0.01          0.04<F1>           (0.03)        (0.03)<F1>
       Net Realized and Unrealized Gains on Investments             1.33              3.90             1.28              3.88
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          1.34              3.94             1.25              3.85
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.04)            (0.06)           (0.00)            (0.04)
       Distributions from Realized Gains on Investments           (1.78)            (1.44)           (1.77)            (1.44)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (1.82)            (1.50)           (1.77)            (1.48)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $11.96            $12.44           $11.85            $12.37
================================================================================================================================
   TOTAL RETURN<F2>                                               11.09%            41.90%           10.41%            40.96%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $45,619,789       $37,800,412       $4,314,429        $1,529,206
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.52%             1.57%            2.17%             2.22%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.20%             1.20%            1.85%             1.85%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS                                    0.20%             0.37%          (0.45)%           (0.28)%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                       156.92%           140.29%          156.92%           140.29%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $62,381,919)                                  $84,366,683
Money Market Investments (cost $2,792,445)                          2,792,445
--------------------------------------------------------------------------------
                                                                   87,159,128
--------------------------------------------------------------------------------
Cash                                                                   48,605
Due from Sale of Fund Shares                                          676,355
Dividends and Interest Receivable                                      87,148
Unamortized Organizational Costs                                       12,398
Due from Investment Advisor                                            12,397
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  87,996,031
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                              55,560
Futures Variation Margin                                               44,800
Due on Redemption of Fund Shares                                       33,676
Accrued Shareholder Servicing Fees                                     11,291
Accrued Registration Fees                                               7,478
Accrued Administrative Fees                                             6,626
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                159,431
--------------------------------------------------------------------------------
NET ASSETS                                                        $87,836,600
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,238,253 shares outstanding)                            $64,583,452
Undistributed Net Investment Income                                   347,027
Undistributed Accumulated Net
  Realized Gain on Investments                                        975,007
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            21,984,764
  Index Futures Contracts                                            (53,650)
--------------------------------------------------------------------------------
NET ASSETS FOR 5,238,253
  SHARES OUTSTANDING                                              $87,836,600
================================================================================
Per Share of Class A (Based on
 4,168,765 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $17.64
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $16.80
================================================================================
Per Share of Class B (Based on 1,069,488
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $16.65
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $5,051)                    $818,200
  Interest                                                            256,306
--------------------------------------------------------------------------------
     TOTAL INCOME                                                   1,074,506
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     187,008
  Shareholder Servicing Fees                                          155,840
  Distribution Fees:
     Class A                                                           52,347
     Class B                                                           74,922
  Transfer Agent Fees                                                 100,444
  Administrative Fees                                                  62,336
  Custody Fee Expense                                                  45,374
  Registration Fees                                                    31,849
  Shareholder Reporting Expenses                                       28,138
  Other Expenses                                                       19,341
  Audit Fees                                                           17,009
  Directors Fees                                                        5,020
  Professional Fees                                                     2,391
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   782,019
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (4,504)
       Expenses Reimbursed by Affiliates                            (187,230)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               590,285
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               484,221
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                               528,076
  Index Futures Contracts                                             710,652
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS                               1,238,728
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
  Investment Securities                                            10,025,787
  Index Futures Contracts                                           (302,425)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS                                               9,723,362
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                            10,962,090
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $11,446,311
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                  $484,221                 $354,941
     Net Realized Gain on Investments                                                      1,238,728                  535,402
     Net Change in Unrealized Appreciation of Investments                                  9,723,362               12,207,752
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                               11,446,311               13,098,095
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                      (228,819)                (300,021)
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (492,288)                (183,740)
     Distributions to Class B Shareholders from Net Investment Income                       (17,026)                 (17,018)
     Distributions to Class B Shareholders from Net Realized Gain on Investments           (111,777)                 (11,318)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders             (849,910)                (512,097)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,243,043 and 3,001,056 Shares                                 19,256,340               31,280,916
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (44,680 and 39,415 shares, respectively)                                              716,707                  482,830
     Payments for 138,873 and 21,156 Shares Redeemed                                     (2,128,916)                (254,109)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (1,148,850 and 3,019,315 shares, respectively)  17,844,131               31,509,637
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 814,757 and 311,242 Shares                                     12,206,936                3,901,288
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (7,919 and 2,318 shares, respectively)                                                126,087                   28,306
     Payments for 49,118 and 18,230 Shares Redeemed                                        (751,091)                (223,093)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (773,558 and 295,330 shares, respectively)      11,581,932                3,706,501
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            40,022,464               47,802,136

NET ASSETS
  Beginning of Year                                                                       47,814,136                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $347,027 AND $106,574, RESPECTIVELY)                                                $87,836,600              $47,814,136
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      -----------       -----------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $14.43            $10.00           $14.35            $10.00
     Income from Investment Operations:
       Net Investment Income                                        0.10          0.13<F1>             0.03          0.05<F1>
       Net Realized and Unrealized Gains on Investments             2.47              4.48             2.43              4.47
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          2.57              4.61             2.46              4.52
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.06)            (0.11)           (0.02)            (0.10)
       Distributions from Realized Gains on Investments           (0.14)            (0.07)           (0.14)            (0.07)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.20)            (0.18)           (0.16)            (0.17)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $16.80            $14.43           $16.65            $14.35
================================================================================================================================
   TOTAL RETURN<F2>                                               17.88%            46.35%           17.17%            45.44%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $70,034,287       $43,567,584      $17,802,313        $4,246,552
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.15%             1.30%            1.80%             1.95%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     0.85%             0.85%            1.50%             1.50%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            0.88%             1.04%            0.23%             0.39%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                         3.83%             2.47%            3.83%             2.47%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $18,705,530)                                          $18,018,094
Common Stocks (cost $12,044,216)                                   17,300,597
Money Market Investments (cost $4,889,655)                          4,889,655
Foreign Common Stock (cost $3,847,470)                              4,729,610
Preferred Stock (cost $977,500)                                     1,076,250
--------------------------------------------------------------------------------
                                                                   46,014,206
--------------------------------------------------------------------------------
Cash                                                                  104,307
Due from Securities Sold                                            1,011,689
Due from Sale of Foreign Currency                                     375,385
Dividends and Interest Receivable                                     284,114
Due from Sale of Fund Shares                                           37,755
Unamortized Organizational Costs                                       12,398
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  47,839,854
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                       1,316,687
Due on Purchase of Foreign Currency                                   373,510
Other Accrued Liabilities                                              34,790
Futures Variation Margin                                               22,400
Accrued Shareholder Servicing Fees                                      5,881
Accrued Distribution Expense                                            4,281
Accrued Administrative Fees                                             3,403
Due on Redemption of Fund Shares                                        2,398
Due to Investment Advisor                                                 986
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                              1,764,336
--------------------------------------------------------------------------------
NET ASSETS                                                        $46,075,518
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,693,789 shares outstanding)                            $39,205,596
Undistributed Net Investment Income                                   311,695
Undistributed Accumulated Net
  Realized Gain on Investments                                      1,030,091
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                             5,549,835
  Futures Contracts                                                  (22,262)
  Foreign Currency Transactions                                           563
--------------------------------------------------------------------------------
NET ASSETS FOR 3,693,789
  SHARES OUTSTANDING                                              $46,075,518
================================================================================
Per Share of Class A (Based on
  3,223,425 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $13.11
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $12.49
================================================================================
Per Share of Class B (Based on 470,364
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $12.39
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                         $1,408,783
  Dividends (less foreign dividend tax of $10,709)                    289,575
--------------------------------------------------------------------------------
     TOTAL INCOME                                                   1,698,358
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     281,460
  Shareholder Servicing Fees                                          100,521
  Distribution Fees:
     Class A                                                           36,364
     Class B                                                           28,839
  Transfer Agent Fees                                                  64,990
  Custody Fees                                                         40,519
  Administrative Fees                                                  40,209
  Registration Fees                                                    25,436
  Other Expenses                                                       17,976
  Audit Fees                                                           17,815
  Shareholder Reporting Expenses                                       16,180
  Directors Fees                                                        5,020
  Professional Fees                                                     1,764
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   677,093
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (5,649)
       Expenses Reimbursed by Affiliates                            (109,283)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               562,161
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             1,136,197
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                             1,002,281
  Futures Contracts                                                   571,429
  Foreign Currency Transactions                                         (202)
--------------------------------------------------------------------------------
     NET REALIZED GAIN                                              1,573,508
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             72,859
     Futures Contracts                                               (31,629)
     Foreign Currency Transactions                                        593
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS                                                  41,823
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                             1,615,331
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $2,751,528
================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S



STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                $1,136,197                 $811,940
     Net Realized Gain on Investments                                                      1,573,508                1,137,243
     Net Change in Unrealized Appreciation of Investments and Foreign
       Currency Transactions                                                                  41,823                5,486,313
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                                2,751,528                7,435,496
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                      (947,806)                (627,696)
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (889,863)                (650,292)
     Distributions to Class B Shareholders from Net Investment Income                      (109,624)                 (20,006)
     Distributions to Class B Shareholders from Net Realized Gain on Investments           (118,298)                 (22,525)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (2,065,591)              (1,320,519)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 347,269 and 2,700,842 Shares                                    4,216,962               27,348,582
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (148,053 and 112,592 shares, respectively)                                          1,822,522                1,276,794
     Payments for 78,315 and 7,616 Shares Redeemed                                         (958,017)                 (91,176)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (417,007 and 2,805,818 shares, respectively)     5,081,467               28,534,200
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 347,283 and 127,870 Shares                                      4,226,850                1,480,265
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (17,717 and 3,763 shares, respectively)                                               216,682                   42,525
     Payments for 22,663 and 4,206 Shares Redeemed                                         (268,668)                 (50,717)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (342,337 and 127,427 shares, respectively)       4,174,864                1,472,073
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                             9,942,268               36,121,250

NET ASSETS
  Beginning of Year                                                                       36,133,250                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $311,695 AND $231,052, RESPECTIVELY)                                                $46,075,518              $36,133,250
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                              -----------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $12.32            $10.00           $12.26            $10.00
     Income from Investment Operations:
       Net Investment Income                                        0.32          0.31<F1>             0.24          0.23<F1>
       Net Realized and Unrealized Gains on Investments             0.46              2.50             0.46              2.50
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          0.78              2.81             0.70              2.73
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.31)            (0.24)           (0.27)            (0.22)
       Distributions from Realized Gains on Investments           (0.30)            (0.25)           (0.30)            (0.25)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.61)            (0.49)           (0.57)            (0.47)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $12.49            $12.32           $12.39            $12.26
================================================================================================================================
   TOTAL RETURN<F2>                                                6.41%            28.51%            5.77%            27.69%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $40,249,915       $34,564,169       $5,825,603        $1,569,081
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.62%             1.67%            2.27%             2.32%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.35%             1.35%            2.00%             2.00%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            2.89%             2.67%            2.24%             2.02%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                        79.71%            65.67%           79.71%            65.67%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $36,002,135)                                          $31,266,452
Preferred Stock (cost $6,282,778)                                   6,603,489
Money Market Investments (cost $4,496,492)                          4,496,492
Common Stock and Warrants (cost $439,383)                             225,377
--------------------------------------------------------------------------------
                                                                   42,591,810
--------------------------------------------------------------------------------
Cash                                                                  122,251
Dividends and Interest Receivable                                     922,393
Due from Sale of Securities                                           196,915
Due from Sale of Fund Shares                                          141,484
Unamortized Organizational Costs                                       12,398
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  43,987,251
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                       1,426,046
Income Dividend Payable                                               390,470
Other Accrued Liabilities                                              36,489
Due on Redemption of Fund Shares                                       24,198
Accrued Shareholder Servicing Fees                                      5,231
Due to Investment Advisor                                               3,474
Accrued Administrative Fees                                             3,108
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                              1,889,016
--------------------------------------------------------------------------------
NET ASSETS                                                        $42,098,235
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,803,342 shares outstanding)                            $47,945,343
Undistributed Net Investment Income                                    63,116
Undistributed Accumulated Net
  Realized Loss on Investments                                    (1,280,132)
Net Unrealized Depreciation of
  Investment Securities                                           (4,630,092)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,803,342
  SHARES OUTSTANDING                                              $42,098,235
================================================================================
Per Share of Class A (Based on
  4,268,613 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $9.20
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $8.77
================================================================================
Per Share of Class B (Based on 534,729
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $8.76
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                         $3,848,166
  Dividends                                                           719,211
--------------------------------------------------------------------------------
     TOTAL INCOME                                                   4,567,377
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                     290,039
  Shareholder Servicing Fees                                           96,680
  Distribution Fees:
     Class A                                                           35,513
     Class B                                                           23,688
  Transfer Agent Fees                                                  59,707
  Administrative Fees                                                  38,672
  Registration Fees                                                    27,719
  Custody Fees                                                         25,999
  Audit Fees                                                           18,679
  Other Expenses                                                       17,342
  Shareholder Reporting Expenses                                       16,002
  Directors Fees                                                        5,020
  Professional Fees                                                     1,765
     Total Expenses                                                   656,825
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                   (649)
       Expenses Reimbursed by Affiliates                            (133,561)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               522,615
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             4,044,762
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net Realized Loss on Investments                                  (1,280,132)
Net Change in Unrealized Depreciation
  of Investments                                                  (5,811,136)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                           (7,091,268)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(3,046,506)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                MARCH 31, 1999


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                $4,044,762               $2,756,345
     Net Realized Gain (Loss) on Investments                                             (1,280,132)                1,974,379
     Net Change in Unrealized Appreciation (Depreciation) of Investments                 (5,811,136)                1,181,044
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                   (3,046,506)                5,911,768
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                    (3,730,343)              (2,730,612)
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (741,685)              (1,131,057)
     Distributions to Class B Shareholders from Net Investment Income                      (314,419)                 (31,293)
     Distributions to Class B Shareholders from Net Realized Gain on Investments            (79,109)                 (22,530)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (4,865,556)              (3,915,492)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  CLASS A
     Proceeds from Sale of 1,028,931 and 2,716,144 Shares                                  9,935,472               27,328,578
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (439,864 and 336,168 shares, respectively)                       4,226,546                3,598,592
     Payments for 241,682 and 11,412 Shares Redeemed                                     (2,317,174)                (122,333)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (1,227,113 and 3,040,900 shares, respectively)  11,844,844               30,804,837
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 405,492 and 121,471 Shares                                      3,957,486                1,315,485
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (34,096 and 4,331 shares, respectively)                                               322,079                   46,162
     Payments for 31,028 and 233 Shares Redeemed                                           (286,353)                  (2,519)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (408,560 and 125,569 shares, respectively)       3,993,212                1,359,128
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                             7,925,994               34,160,241

NET ASSETS
  Beginning of Year                                                                       34,172,241                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $63,116 AND $61,039, RESPECTIVELY)                                                  $42,098,235              $34,172,241
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                       M A S O N   S T R E E T  F U N D S


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $10.79            $10.00           $10.79            $10.00
     Income from Investment Operations:
       Net Investment Income                                        1.00          1.01<F1>             0.93          0.93<F1>
       Net Realized and Unrealized Gains (Losses)
           on Investments                                         (1.82)              1.19           (1.83)              1.20
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        (0.82)              2.20           (0.90)              2.13
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (1.02)            (1.00)           (0.95)            (0.93)
       Distributions from Realized Gains on Investments           (0.18)            (0.41)           (0.18)            (0.41)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (1.20)            (1.41)           (1.13)            (1.34)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                    $8.77            $10.79            $8.76            $10.79
================================================================================================================================
   TOTAL RETURN<F2>                                              (7.87)%            22.95%          (8.48)%            22.09%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $37,414,394       $32,811,316       $4,683,841        $1,360,925
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.65%             1.66%            2.30%             2.31%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     1.30%             1.30%            1.95%             1.95%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS           10.51%             9.30%            9.86%             8.65%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                       178.63%           178.61%          178.63%           178.61%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $31,542,240)                                          $33,059,413
--------------------------------------------------------------------------------
Cash                                                                   93,746
Interest Receivable                                                   512,509
Unamortized Organizational Costs                                       12,398
Due from Sale of Fund Shares                                            9,522
Due from Investment Advisor                                             6,973
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  33,694,561
--------------------------------------------------------------------------------
LIABILITIES
Income Dividend Payable                                               122,472
Other Accrued Liabilities                                              21,780
Accrued Shareholder Servicing Fees                                      4,235
Accrued Administrative Fees                                             2,469
Accrued Distribution Expense                                            2,049
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                153,005
--------------------------------------------------------------------------------
NET ASSETS                                                        $33,541,556
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,154,434 shares outstanding)                            $31,854,993
Undistributed Net Investment Income                                    29,775
Undistributed Net
  Realized Gain on Investments                                        139,615
Net Unrealized Appreciation of
  Investment Securities                                             1,517,173
--------------------------------------------------------------------------------
NET ASSETS FOR 3,154,434
  SHARES OUTSTANDING                                              $33,541,556
================================================================================
Per Share of Class A (Based on
  3,074,553 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $11.16
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                              $10.63
================================================================================
Per Share of Class B (Based on 79,881
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                    $10.63
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                         $1,535,471
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      91,899
  Shareholder Servicing Fees                                           76,583
  Transfer Agent Fees                                                  43,127
  Distribution Fees:
     Class A                                                           29,914
     Class B                                                            5,396
  Administrative Fees                                                  30,633
  Registration Fees                                                    23,863
  Audit Fees                                                           18,615
  Shareholder Reporting Expenses                                       12,348
  Other Expenses                                                       12,124
  Custody Fees                                                         10,542
  Directors Fees                                                        5,020
  Professional Fees                                                     2,354
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   362,418
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (4,703)
       Expenses Reimbursed by Affiliates                             (97,331)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               260,384
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             1,275,087
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                               559,411
  Futures Contracts                                                  (11,656)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS                                 547,755
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of
  Investment Securities                                                78,672
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION                             78,672
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               626,427
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $1,901,514
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                $1,275,087               $1,193,269
     Net Realized Gain on Investments                                                        547,755                  332,018
     Net Change in Unrealized Appreciation of Investments                                     78,672                1,441,157
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                                1,901,514                2,966,444
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                    (1,249,869)              (1,219,558)
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (386,253)                (341,287)
     Distributions to Class B Shareholders from Net Investment Income                       (25,191)                 (10,261)
     Distributions to Class B Shareholders from Net Realized Gain on Investments            (10,382)                  (4,893)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (1,671,695)              (1,575,999)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 286,927 and 2,536,893 Shares                                    3,057,973               25,381,407
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (150,658 and 139,366 shares, respectively)                       1,602,959                1,460,157
     Payments for 34,207 and 5,684 Shares Redeemed                                         (365,717)                 (59,865)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (403,378 and 2,670,575 shares, respectively)     4,295,215               26,781,699
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 79,084 and 44,580 Shares                                          840,371                  464,616
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (2,266 and 601 shares, respectively)                                                   24,127                    6,340
     Payments for 46,259 and 991 Shares Redeemed                                           (492,568)                 (10,508)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (35,091 and 44,190 shares, respectively)           371,930                  460,448
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                             4,896,964               28,632,592

NET ASSETS
  Beginning of Year                                                                       28,644,592                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
     $29,775 AND $29,346, RESPECTIVELY)                                                  $33,541,556              $28,644,592
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

<CABLE>

FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      -----------      ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                             $10.55            $10.00           $10.55            $10.00
     Income from Investment Operations:
       Net Investment Income                                        0.42          0.46<F1>             0.36          0.38<F1>
       Net Realized and Unrealized Gains on Investments             0.25              0.69             0.23              0.70
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          0.67              1.15             0.59              1.08
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.45)            (0.47)           (0.37)            (0.40)
       Distributions from Realized Gains on Investments           (0.14)            (0.13)           (0.14)            (0.13)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.59)            (0.60)           (0.51)            (0.53)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                   $10.63            $10.55           $10.63            $10.55
================================================================================================================================
   TOTAL RETURN<F2>                                                6.42%            11.73%            5.72%            10.93%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $32,692,209       $28,172,205         $849,347          $472,387
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.17%             1.24%            1.82%             1.89%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     0.85%             0.85%            1.50%             1.50%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            4.18%             4.38%            3.53%             3.73%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                       344.11%           169.37%          344.11%           169.37%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $33,461,051)                                          $32,242,063
Money Market Investments (cost $1,496,670)                          1,496,670
Warrants (cost $1,650)                                                  1,500
--------------------------------------------------------------------------------
                                                                   33,740,233
--------------------------------------------------------------------------------
Cash                                                                   15,767
Due from Sale of Securities                                           601,900
Interest Receivable                                                   371,467
Futures Variation Margin                                               32,462
Due from Sale of Fund Shares                                           22,621
Due from Investment Advisor                                            12,456
Unamortized Organizational Costs                                       12,398
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                  34,809,304
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                         683,452
Dividend Payable                                                      186,601
Other Accrued Liabilities                                              28,629
Accrued Shareholder Servicing Fees                                      4,273
Accrued Administrative Fees                                             2,479
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                905,434
--------------------------------------------------------------------------------
NET ASSETS                                                        $33,903,870
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 3,511,516 shares outstanding)                            $35,043,839
Overdistributed Net Investment Income                                (10,530)
  Undistributed Accumulated Net
  Realized Gain on Investments                                         91,244
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                           (1,219,138)
  Futures Contracts                                                     1,587
  Foreign Currency Transactions                                       (3,132)
--------------------------------------------------------------------------------
NET ASSETS FOR 3,511,516
  SHARES OUTSTANDING                                              $33,903,870
================================================================================
Per Share of Class A (Based on
  3,260,345 Shares Issued and Outstanding):
     OFFERING PRICE                                                    $10.14
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $9.66
================================================================================
Per Share of Class B (Based on 251,171
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $9.66
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest (less foreign withholding tax of $5,271)                $2,518,209
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      96,407
  Shareholder Servicing Fees                                           80,339
  Other Expenses                                                       57,407
  Transfer Agent Fees                                                  51,915
  Distribution Fees:
     Class A                                                           30,466
     Class B                                                           12,521
  Administrative Fees                                                  32,136
  Custody Fees                                                         29,208
  Registration Fees                                                    24,475
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                   414,874
--------------------------------------------------------------------------------
     Less:
       Custodian Fees Paid Indirectly                                 (7,852)
       Expenses Reimbursed by Affiliates                            (130,792)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                               276,230
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                             2,241,979
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
  Investment Securities                                               272,135
  Futures Contracts                                                  (42,649)
  Foreign Currency Transactions                                     (141,287)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS                                  88,199
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                          (937,329)
     Futures Contracts                                               (29,226)
     Foreign Currency Transactions                                     91,798
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION                          (874,757)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (786,558)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $1,455,421
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                        March 31, 1999           March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                                                                $2,241,979               $1,899,991
     Net Realized Gain on Investments                                                         88,199                1,497,301
     Net Change in Unrealized Depreciation of Investments and
       Foreign Currency Transactions                                                       (874,757)                (345,926)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                                1,455,421                3,051,366
--------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders from Net Investment Income                    (2,097,576)              (1,894,078)
     Distributions to Class A Shareholders from Net Realized Gain on Investments           (275,628)              (1,304,159)
     Distributions to Class B Shareholders from Net Investment Income                      (102,222)                 (11,475)
     Distributions to Class B Shareholders from Net Realized Gain on Investments            (17,034)                 (12,480)
--------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (2,492,460)              (3,222,192)
--------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 440,741 and 2,608,995 Shares                                    4,312,671               26,123,497
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (239,883 and 295,732 shares, respectively)                       2,354,967                3,008,696
     Payments for 289,128 and 36,478 Shares Redeemed                                     (2,825,781)                (363,818)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (391,496 and 2,868,249 shares, respectively)     3,841,857               28,768,375
--------------------------------------------------------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 209,025 and 64,092 Shares                                       2,055,500                  653,842
     Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (10,850 and 2,037 shares, respectively)                                               106,236                   20,537
     Payments for 33,197 and 2,236 Shares Redeemed                                         (323,437)                 (23,175)
--------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions (186,678 and 63,893 shares, respectively)        1,838,299                  651,204
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                             4,643,117               29,248,753

NET ASSETS
  Beginning of Year                                                                       29,260,753                   12,000
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR (INCLUDES (OVER) UNDISTRIBUTED NET INVESTMENT INCOME OF
     $(10,530) AND $68,879, RESPECTIVELY)                                                $33,903,870              $29,260,753
================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                        M A S O N   S T R E E T   F U N D S


FINANCIAL HIGHLIGHTS
                                                                CLASS A          CLASS A           CLASS B          CLASS B
                                                             ------------      ------------     ------------      ------------
                                                                For the          For the           For the          For the
                                                              Year Ended        Year Ended       Year Ended        Year Ended
(For a share outstanding throughout the year)               March 31, 1999    March 31, 1998   March 31, 1999    March 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
   Net Asset Value, Beginning of Year                              $9.98            $10.00            $9.98            $10.00
     Income from Investment Operations:
       Net Investment Income                                        0.61          0.71<F1>             0.56          0.66<F1>
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          (0.16)              0.46           (0.18)              0.44
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                          0.45              1.17             0.38              1.10
--------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                   (0.68)            (0.71)           (0.61)            (0.64)
       Distributions from Realized Gains on Investments           (0.09)            (0.48)           (0.09)            (0.48)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                     (0.77)            (1.19)           (0.70)            (1.12)
--------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF YEAR                                    $9.66             $9.98            $9.66             $9.98
================================================================================================================================
   TOTAL RETURN<F2>                                                4.60%            12.11%            3.91%            11.34%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
   NET ASSETS, END OF YEAR                                   $31,478,811       $28,617,421       $2,425,059          $643,332
================================================================================================================================
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                   1.26%             1.29%            1.91%             1.94%
================================================================================================================================
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                     0.85%             0.85%            1.50%             1.50%
================================================================================================================================
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS            7.03%             6.93%            6.38%             6.28%
================================================================================================================================
   PORTFOLIO TURNOVER RATE                                       252.44%           362.32%          252.44%           362.32%
================================================================================================================================


<F1> Calculated based on average shares outstanding.

<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 1999

NOTES TO FINANCIAL STATEMENTS

-------
NOTE 1
-------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/R consist of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street Funds/R; $25 million in the Class A shares in each of the Funds.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the Funds equally.

-------
NOTE 2
-------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

------
NOTE 3
-------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

-------
NOTE 4
-------
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report for financial reporting purposes the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

------
NOTE 5
------
The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underly-

                      M A S O N   S T R E E T   F U N D S

ing securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

------
NOTE 6
------
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in similar manners. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for all Funds.

-------------------------------------------------------------------------------

------
NOTE 7
------
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 1999, transactions in securities other than money market investments were:


                                           Total           U.S. Gov't.            Total             U.S. Gov't.
                                         Security            Security            Security            Security
Fund                                     Purchases          Purchases        Sales/Maturities    Sales/Maturities
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND           $40,442,850              -              $34,611,457               -
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND               66,458,233              -               60,292,380               -
------------------------------------------------------------------------------------------------------------------
GROWTH STOCK FUND                       13,141,168              -               11,686,438               -
------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND            73,344,793              -               66,968,386               -
------------------------------------------------------------------------------------------------------------------
INDEX 500 STOCK FUND                    32,729,342              -                2,229,723               -
------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                   35,040,385          13,200,070          27,179,713           9,403,889
------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND                    75,239,540             -                65,145,179               -
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND                    107,173,846             -               103,070,272               -
------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND                        85,328,280          27,062,985          76,943,667          25,868,395
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
------
NOTE 8
-------
Northwestern Mutual Investment Services, LLC ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                 Fee
-----------------------------------------
AGGRESSIVE GROWTH STOCK FUND       0.75%
-----------------------------------------
INTERNATIONAL EQUITY FUND          0.85%
-----------------------------------------
GROWTH STOCK FUND                  0.75%
-----------------------------------------
GROWTH AND INCOME STOCK FUND       0.65%
-----------------------------------------
INDEX 500 STOCK FUND               0.30%
-----------------------------------------
ASSET ALLOCATION FUND              0.70%
-----------------------------------------
HIGH YIELD BOND FUND               0.75%
-----------------------------------------
MUNICIPAL BOND FUND                0.30%
-----------------------------------------
SELECT BOND FUND                   0.30%
-----------------------------------------

                                                                  MARCH 31, 1999

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution and shareholder servicing expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $686,563 of dealer allowances, Northwestern Mutual received $286,959 of underwriting concessions from Class A sales charges and Northwestern Mutual received $63,278 of contingent deferred sales charges from Class B shares for the year ended March 31, 1999.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

Certain Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                             Class A   Class B
---------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND       1.30%     1.95%
---------------------------------------------------
INTERNATIONAL EQUITY FUND          1.65%     2.30%
---------------------------------------------------
GROWTH STOCK FUND                  1.30%     1.95%
---------------------------------------------------
GROWTH AND INCOME STOCK FUND       1.20%     1.85%
---------------------------------------------------
INDEX 500 STOCK FUND               0.85%     1.50%
---------------------------------------------------
ASSET ALLOCATION FUND              1.35%     2.00%
---------------------------------------------------
HIGH YIELD BOND FUND               1.30%     1.95%
---------------------------------------------------
MUNICIPAL BOND FUND                0.85%     1.50%
---------------------------------------------------
SELECT BOND FUND                   0.85%     1.50%
---------------------------------------------------

NMIS and affiliates have waived the following fees for the year ended March 31, 1999:

                             Distribution Fees
                            ------------------
Fund                      Class A        Class B         Other          Total
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH
STOCK FUND                      -         $1,350         $140,216     $141,566
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND  $3,543              -           72,405       75,948
-------------------------------------------------------------------------------
GROWTH STOCK FUND               -          1,248          119,031      120,279
-------------------------------------------------------------------------------
GROWTH AND INCOME
STOCK FUND                      -          1,108          136,195      137,303
-------------------------------------------------------------------------------
INDEX 500 STOCK FUND            -          2,986          184,244      187,230
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND           -          1,830          107,453      109,283
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND            -          1,198          132,363      133,561
-------------------------------------------------------------------------------
MUNICIPAL BOND FUND           836              -           96,495       97,331
-------------------------------------------------------------------------------
SELECT BOND FUND            1,619            594          128,579      130,792
-------------------------------------------------------------------------------
TOTAL                      $5,998        $10,314       $1,116,981   $1,133,293
-------------------------------------------------------------------------------

The Aggressive Growth Stock Fund, Growth Stock Fund, Growth and Income Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $2,406, $510, $516 and $582, respectively, during the year ended March 31, 1999.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

                      M A S O N   S T R E E T   F U N D S

------
NOTE 9
------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to deferred losses.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 1998, the International Equity Fund, High Yield Bond Fund and Select Bond Fund had losses in the amounts of $1,160,491, $575,353 and $224,058, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. The High Yield Bond Fund also has a capital loss carryforward in the amount of $640,754. This amount can be used to offset realized gains in future years, and will expire in the fiscal year ended March 31, 2007.


DISTRIBUTIONS (UNAUDITED)


Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

-----------------------------------------
AGGRESSIVE GROWTH STOCK FUND        0.0%
-----------------------------------------
INTERNATIONAL EQUITY FUND           2.7%
-----------------------------------------
GROWTH STOCK FUND                   2.1%
-----------------------------------------
GROWTH AND INCOME STOCK FUND        0.6%
-----------------------------------------
INDEX 500 STOCK FUND                0.6%
-----------------------------------------
ASSET ALLOCATION FUND              13.2%
-----------------------------------------
HIGH YIELD BOND FUND                0.1%
-----------------------------------------
MUNICIPAL BOND FUND                 0.0%
-----------------------------------------
SELECT BOND FUND                    3.6%
-----------------------------------------


Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 1999.

-----------------------------------------
AGGRESSIVE GROWTH STOCK FUND        2.1%
-----------------------------------------
INTERNATIONAL EQUITY FUND           0.0%
-----------------------------------------
GROWTH STOCK FUND                  22.9%
-----------------------------------------
GROWTH AND INCOME STOCK FUND        8.9%
-----------------------------------------
INDEX 500 STOCK FUND               77.4%
-----------------------------------------
ASSET ALLOCATION FUND              17.8%
-----------------------------------------
HIGH YIELD BOND FUND               17.2%
-----------------------------------------
MUNICIPAL BOND FUND                 0.0%
-----------------------------------------
SELECT BOND FUND                    0.0%
-----------------------------------------


The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the year ended March 31, 1999, the amount was $78,006. In addition, for the year ended March 31, 1999, gross income derived from sources within foreign countries amounted to $673,358 for the International Equity Fund.

The following distributions through the year ended March 31, 1999 are designated as long-term capital gains:

-----------------------------------------
Fund
-----------------------------------------
AGGRESSIVE GROWTH STOCK FUND    $729,139
-----------------------------------------
INTERNATIONAL EQUITY FUND        811,338
-----------------------------------------
GROWTH STOCK FUND                956,942
-----------------------------------------
GROWTH AND INCOME STOCK FUND   1,827,423
-----------------------------------------
INDEX 500 STOCK FUND             312,745
-----------------------------------------
ASSET ALLOCATION FUND            588,260
-----------------------------------------
MUNICIPAL BOND FUND              156,081
-----------------------------------------
SELECT BOND FUND                  35,519
-----------------------------------------

The data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax return.

                                                                  MARCH 31, 1999

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Mason Street Funds/R, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as the "Fund") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmations of the securities at March 31, 1999 by correspondence with the custodians and brokers provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLC

Milwaukee, Wisconsin
April 29, 1999

                      M A S O N   S T R E E T   F U N D S

DIRECTORS AND OFFICERS

----------
DIRECTORS
----------

JAMES D. ERICSON
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

JOHN K. MACIVER
Senior Partner
Michael Best & Friedrich LLC, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwauke

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago

---------
OFFICERS
---------

JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

                      This page intentionally left blank.

                      This page intentionally left blank.

MASON STREET FUNDS/R
P.O. BOX 419419
KANSAS CITY, MO 64141-6419
1-888-MASONST (1-888-627-6678)
WWW.MASONSTREETFUNDS.COM

                                                                       94-1001
Robert W. Baird & Co. Incorporated, Distributor               5/98 (Rev. 5/99)